UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

PHYTOMEDICAL TECHNOLOGIES, INC.

(Name of Registrant As Specified In Its Charter)

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PHYTOMEDICAL TECHNOLOGIES, INC.
100 Overlook Drive, 2nd Floor
Princeton, New Jersey, 08540

Telephone: 800-611-3388

August 25, 2008

Dear Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of PhytoMedical Technologies, Inc. The meeting will be held at 2:00 p.m., local time, on October 16, 2008, at the Marriott Courtyard Somerset, 250 Davidson Avenue, Somerset, New Jersey. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy, and the 2007 Annual Report on Form 10-KSB for the year ended December 31, 2007.

At this meeting you will be asked to elect directors to serve until the next annual meeting, ratify the selection of the Company's independent auditors for 2008, and to transact any other business as may properly come up before the meeting.

Please note that attendance at the Annual Meeting will be limited to stockholders of record at the close of business on August 22, 2008, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time.

Stockholders who do not expect to attend the Annual Meeting in person may submit their ballot to the Management of the Company at 100 Overlook Drive, 2nd Floor, Princeton, New Jersey.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Greg Wujek
Greg Wujek
President and CEO

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF PHYTOMEDICAL TECHNOLOGIES, INC. TO BE HELD OCTOBER 16, 2008

To the Stockholders of PhytoMedical Technologies, Inc.:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the "Annual Meeting") of PhytoMedical Technologies, Inc., a Nevada corporation (the "Company"), will be held at Marriott Courtyard Somerset, 250 Davidson Avenue, Somerset, New Jersey, on the 16th day of October, 2008, at 2:00 p.m. (local time) for the following purposes:

1.	To elect 4 directors to the Board of Directors to serve until the next Annual Meeting of stockholders or until their respective successors are duly elected and have qualified;

2.	To ratify the appointment of Peterson Sullivan, PLLC as the Company's independent auditor for the fiscal year ending December 31, 2008;

3.	To transact any and all other business that may properly come before the Annual Meeting or any adjournment(s) thereof.

Pursuant to the Company's Bylaws (the "Bylaws"), the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof shall be the close of business on August 22, 2008. Only holders of record of the Company's Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed.

A copy of the Company's 2007 Annual Report to Stockholders, in the form of the 10-KSB filed with the Securities and Exchange Commission, which includes audited financial statements, has been included in this mailing to the Company's stockholders. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Annual Meeting.

You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail or telefax the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Greg Wujek
Greg Wujek
President and CEO
Princeton, NJ
August 25, 2008

PHYTOMEDICAL TECHNOLOGIES, INC.
100 Overlook Drive, 2nd Floor
Princeton, New Jersey, 08540

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD OCTOBER 16, 2008

SOLICITATION AND REVOCABILITY OF PROXIES

The accompanying proxy is solicited by the Board of Directors on behalf of PhytoMedical Technologies, Inc., a Nevada corporation (the "Company"), to be voted at the 2008 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on October 16, 2008, at the time and place and for the purposes set forth in the accompanying Notice of Annual Stockholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted FOR the election of the nominees listed thereon, FOR the ratification of the independent auditor, and in their discretion with respect to any other matters that may properly come before the stockholders at the Annual Meeting.

The executive offices of the Company are located at, and the mailing address of the Company is, 100 Overlook Drive, 2nd Floor, Princeton, New Jersey, 08540.

Management does not anticipate that any matters will be presented at the Annual Meeting other than matters set forth in the Notice.

This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about September 10, 2008. The Company's Annual Report on Form 10-KSB (the "2007 Annual Report"), which serves as the Annual Report to Stockholders, covering the Company's fiscal year ended December 31, 2007, is attached.

Any stockholder of the Company giving a proxy has the right to revoke their proxy at any time prior to the voting thereof by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Greg Wujek, President, 100 Overlook Drive, 2nd Floor, Princeton, New Jersey, 08540; no such written notice shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telefax, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.00001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

The cost of preparing, printing, assembling, and mailing the 2007 Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on August 22, 2008 (the "Record Date"). On the Record Date, there were 200,398,288 shares of Common Stock issued and outstanding.

Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting, and neither the Company's Certificate of Incorporation (the "Certificate of Incorporation") nor its Bylaws allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes represented and entitled to vote at the Annual Meeting will be required for the approval of all other matters to be voted upon. Abstentions and broker non-votes will each be counted towards the presence of a quorum, but (i) will not be counted as votes cast and, accordingly, will have no effect on the plurality vote required for the election of directors, and (ii) will be counted as votes represented at the Annual Meeting and, accordingly, will have the effect of a vote "against" all other matters to be acted upon.

Proxies in the accompanying form which are properly executed and returned to the Company will be voted at the  Annual  Meeting  in accordance  with the instructions  contained  in such  proxies  and, at the  discretion  of the proxy holders, on such other matters as may properly come before the meeting. Where no such instructions are given, the shares will be voted for the election of each of the nominees for director and the ratification of Peterson Sullivan, PLLC.

A stockholder that intends to present a proposal at the 2008 Annual Meeting of Stockholders for inclusion in the Company's proxy statement and form of proxy relating to such meeting must submit such proposal by September 30, 2008. The proposal must be mailed to the Company's offices at 100 Overlook Drive, 2nd Floor, Princeton, New Jersey, 08540.

SUMMARY

The Company, a Nevada Corporation, has an authorized capital of 301,000,000 shares of which 300,000,000 shares are $0.00001 par value common stock, with 200,398,288 outstanding, and 1,000,000 shares are $0.25 par value preferred stock, of which none are outstanding.

PhytoMedical Technologies, Inc., together with its wholly owned subsidiaries, is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.

The Company's 2007 Annual Report provides a review of our operations during the past year.

The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this Proxy Statement and the exhibit hereto.

THE MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting of PhytoMedical Technologies, Inc. is scheduled to be held on October 16, 2008, at 2:00 p.m. (local time) at the Marriott Courtyard Somerset, 250 Davidson Avenue, Somerset, New Jersey.

Record Date

Only holders of record of shares of Common Stock at the close of business on August 22, 2008, are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

Assuming the presence of a quorum, the affirmative vote of a plurality of votes cast is required for the election of each of the nominees for director. A majority of the votes cast with a quorum present at the Annual Meeting will be required for the approval of all other matters to be voted upon.

Accountants

Peterson Sullivan, PLLC has been selected by the Company to act as its independent auditor for 2008.  It is not expected that the representatives of Peterson Sullivan, PLLC will attend the Annual Meeting or be available to answer questions from the stockholders.

Recommendations

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), AND VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC AS THE COMPANY'S  INDEPENDENT  AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008 ("PROPOSAL  2").

PROPOSAL NO. 1:

ELECTION OF BOARD MEMBERS

Nominees

The Company's Board of Directors is currently comprised of four directors. Each of the nominees is presently a director of the Company. If so directed in the enclosed proxy, the persons named in such proxy will vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the stockholders or until their respective successors shall have been duly elected and shall have qualified.

Information Concerning Nominees

Name	Age	Position	Director/Officer Since

Greg Wujek	46	Director, President and CEO	April 2006
Gary Branning	54	Director	September 2006
Raymond Krauss	46	Director	October 2007
Harmel S. Rayat	47	Director, CFO, Secretary, Treasurer	December 2000

The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in  the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of a plurality of the votes cast by the shares of Common Stock entitled to vote at the Annual Meeting.

The Board of Directors regard all of the individuals being nominated to the Board as extremely competent professionals with many years of experience in different fields of endeavor, including sales and marketing, management, healthcare, and corporate finance and development. The Board feels that this collective base of experience and knowledge is crucial in the overall development of the Company's business.

Information Concerning Current Officers and Directors

The following narrative describes the positions held by the Company's current officers and directors.  During 2006, each board member attended at least 75% of the board meetings that were held while they were in office.

GREG WUJEK (Age 46). President, Chief Executive Officer, Director.  Mr. Greg Wujek earned his Bachelor’s degree in Science from Illinois State University in 1986.  From November 2000 to May 2005, Mr. Wujek was employed by Andrx Laboratories.  During his tenure at Andrx Laboratories, Mr. Wujek managed a team of over 450 individuals, and held several positions, including Vice President of Business Development, Vice President of Sales, as well as Vice President of Managed Care. During June 2005 to September 2005, Mr. Wujek performed independent consulting services for branded pharmaceutical companies.  Consulting services ranged from sales management training, optimizing sales, managed care, and sales operations.  From September 2005 to March 2006, Mr. Wujek was employed by Savient Pharmaceuticals,   where he held the position of Vice President, Sales, and was responsible for sales, operations, training, and managed care.  Mr. Wujek joined the Company as President, Chief Executive Officer and Director on April 3, 2006.

GARY BRANNING (Age 54). Director. Mr. Branning received his Bachelor of Science degree in Business Administration from Wagner College, on Staten Island, NY, and an MBA in finance from Fairleigh Dickinson University. In 2001, Mr. Branning joined Pharmacia Corporation.  Mr. Branning was the Executive Director of Managed Markets Marketing for Pharmacia Corporation.  The Marketing Unit of the Managed Markets Marketing of Pharmacia was a service organization focused on the development of brand programs, value added services and health management programs in managed markets.  In 2003, Mr. Branning joined Managed Market Resources, a health care consulting and medical communications company as Managing Partner and Senior Vice President of Managed Market Resources.  Mr. Branning’s responsibilities included strategic consulting, new product development, business development, and executing Managed Market Resource’s sales and marketing plans. Mr. Branning joined the Company as a Director on September 13, 2006.

RAYMOND KRAUSS (Age 46).  Director.  Mr. Krauss, earned his B.S. in Biology from North Central College, Naperville, IL in 1984 and his M.S. in Physiology (emphasis on Cardiovascular Health) from Benedictine University, Lisle, IL in 1986.  In March 2001 through March 2005, Mr. Krauss became a partner in Argavest, Inc., a regional leader in quality respiratory and critical care refurbished equipment, where he served as Vice President of Business Development.  In March 2005, Mr. Krauss launched RK Capital Group, an international medical equipment sales organization, where he continues to serve as President and Owner.  In July 2007, Mr. Raymond Krauss acquired the Illinois/Wisconsin office of HealthCare Recruiters International, the only executive search firm in the United States dedicated exclusively to the healthcare sector, where he serves as President and Owner.  Mr. Krauss joined the Company as a Director on October 11, 2007.

HARMEL S. RAYAT (Age 47). Secretary, Treasurer, Chief Financial Officer, Principal Accounting Officer, Director.  Mr. Rayat has been in the brokerage and venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provided financial consulting services to a wide range of emerging growth corporations. From April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations and since January 2002, he has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat has served, and continues to serve, as a director, officer and majority shareholder of a number of publicly traded and privately held corporations, including, HepaLife Technologies, Inc., Entheos Technologies, Inc., MicroChannel Technologies Corporation, Octillion Corp., and International  Energy, Inc. Mr. Rayat has served as one of our directors since December 4, 2000. In 2002, Mr. Rayat was appointed secretary and treasurer. On August 12, 2005, Mr., Rayat was appointed our president and chief executive and financial officer, as well as our principal accounting officer.  On April 3, 2006, Mr. Rayat resigned as president and chief executive officer. On September 13, 2006, Mr. Rayat was appointed secretary and treasurer.

There are no family relationships among or between any of our officers and directors.

During the past five years, except as set forth below, none of our directors, executive officers, promoters or control persons has been:

(a) the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)  convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)  subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(d)  found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a former part-time employee of ours (collectively the “respondents”), consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. The matter related to the public resale by EquityAlert of securities received as compensation from or on behalf of issuers for whom EquityAlert and Innotech provided  public relation and stock advertising services; Mr. Rayat was the president of Innotech and Equity Alert was the wholly-owned subsidiary of Innotech at the time.

The U.S. Securities & Exchange Commission contended and alleged that Equity Alert had received the securities from persons controlling or controlled by the issuer of the securities, or under direct or indirect common control with such issuer with a view toward further distribution to the public; as a result, the U.S. Securities & Exchange Commission further alleged that the securities that Equity Alert had received  were restricted securities, not exempt from registration, and hence could not be resold to the public within a year of their receipt absent registration; and, accordingly,  the U.S. Securities & Exchange Commission further alleged, since Equity Alert effected the resale within a year of its acquisition of the securities, without registration, such resale violated Sections 5(a) and 5(c) of the Securities Act.

Without admitting or denying any of the findings and/or allegations of the U.S. Securities & Exchange Commission the respondents agreed, on October 23, 2003 to cease and desist, among other things, from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Other than Mr. Harmel S. Rayat, the Company is not aware of any beneficial owner of more than 10 percent of its registered Common Stock for purposes of Section 16(a).

Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2007 all filing requirements applicable to its directors and executive officers were satisfied.

Director Compensation

Certain Directors of the Company are a paid a stipend of $250 per month, plus $100 for each Directors’ meeting attended.  All Directors are reimbursed for any out-of-pocket meeting expenses.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

PROPOSAL NO. 2:

THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC
AS THE COMPANY’S INDEPENDENT AUDITOR

The Board of Directors has selected Peterson Sullivan, PLLC as independent auditors for the Company for the fiscal year ending December 31, 2008, subject to ratification of the selection by shareholders.  Peterson Sullivan, PLLC has served as independent public accountants for the Company since March 13, 2006.

To the knowledge of the Company, at no time has Peterson Sullivan, PLLC had any direct or indirect financial interest in or any connection with the Company or any of its subsidiaries other than in connection with services rendered to the Company as described below.

It is not expected that the representatives of Peterson Sullivan, PLLC or any other auditors will attend the Annual Meeting.  Peterson Sullivan, PLLC has not indicated their desire to make a statement.  They will respond to written questions submitted to the Company.

During and for the year ended December 31, 2007, Peterson Sullivan, PLLC provided the following audit, audit-related and other professional services for the Company.  The services were as follows:

-	the audit of the annual financial statements included in the Company’s Form 10-KSB;

-	Consultation in connection with various tax and accounting matters; and

-	Certain other professional services.

The cost of providing these services during and for the year ended December 31, 2007, by specified categories, were as follows:

Audit Fees:  $21,939  These fees covered the audit of the Company’s annual financial statements.

Financial Information Systems Design and Implementation Fees:    None

All Other Fees:  $0  These fees covered services principally involving internal audit support and income tax consulting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PETERSON SULLIVAN, PLLC AS THE COMPANY'S INDEPENDENT AUDITOR.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 25, 2008, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Person or Group	Number of Shares of Common Stock	Percent

Harmel S. Rayat (1)	117,561,471	59%
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540

Greg Wujek (2)	2,000,000	0%
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540

Gary Branning	0	0%
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540

Raymond Krauss	0	0%
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540

Directors and Executive Officers	119,561,471	59%
as a group (6 persons)

(1) Includes 31,300 shares held by Tajinder Chohan, Mr. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares and share purchase warrants. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

(2) 2,000,000 stock options were granted on August 1, 2006, which may be acquired pursuant to options granted and exercisable under the Company's stock option plans.

Voting Intentions of Certain Beneficial Owners and Management

The Company's directors and officers have advised that they will vote the 117,530,171 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement.  These shares represented 59% of the outstanding Common Stock of the Company as of August 25, 2008.

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2007, the cash compensation paid by the Company, as well as certain other compensation paid for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2007 that exceeded $100,000.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Other	Securities Underlying Options Granted	All Other Compensation

Greg Wujek	2007	$225,000	$0	$0	0	$0
President, CEO	2006	$161,250	$0	$0	2,000,000	$0
and Director	2005	$0	$0	$0	0	$0

Harmel S. Rayat	2007	$0	$0	$0	0	$0
Secretary, Treasurer	2006	$0	$0	$3,900	0	$0
and Director	2005	$0	$0	$1,800	0	$0

Gary Branning	2007	$0	$0	$3,400	0	$0
Director	2006	$0	$0	$1,200	0	$0
	2005	$0	$0	$0	0	$0

Raymond Krauss	2007	$0	$0	$600	0	$0
Director	2006	$0	$0	$0	0	$0
	2005	$0	$0	$0	0	$0

Rick Henson (1)	2007	$0	$0	$2,550	0	$0
Director	2006	$0	$0	$1,200	0	$0
	2005	$0	$0	$0	0	$0

Indy Panchi (2)	2007	$0	$0	$0	0	$0
Former Director	2006	$0	$0	$2,850	0	$0
	2005	$0	$0	$2,400	0	$0

Derek Cooper (3)	2007	$0	$0	$0	0	$0
Former Secretary,	2006	$0	$0	$2,850	0	$0
Treasurer and Director	2005	$0	$0	$1,800	0	$0

(1)  Mr. Rick Henson resigned as a Director on September 12, 2007

(2)  Mr. Indy Panchi resigned as a Director on September 13, 2006

(3)  Mr. Derek Cooper resigned as a Secretary, Treasurer and Director on September 13, 2006

Stock Option Grants in Last Fiscal Year

Shown below is further information regarding employee stock options awarded during 2007 to the named officers and directors:

Name	Number of Securities Underlying Options	% of Total Options Granted to Employees in 2007	Exercise Price ($/sh)	Expiration Date
Greg Wujek	0	0	n/a	n/a
Harmel Rayat	0	0	n/a	n/a
Gary Branning	0	0	n/a	n/a
Raymond Krauss	0	0	n/a	n/a
Rick Henson (1)	0	0	n/a	n/a

(1)  Mr. Rick Henson resigned as a Director on September 12, 2007

Aggregated Option Exercises during Last Fiscal Year and Year End Option Values

The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

	Common Shares Underlying Unexercised Options on December 31, 2007		Value of Unexercised In-the-money Options on December 31, 2007
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Greg Wujek	0	0	0	0
Harmel Rayat	0	0	0	0
Gary Branning	0	0	0	0
Raymond Krauss	0	0	0	0
Rick Henson (1)	0	0	0	0

(1)  Mr. Rick Henson resigned as a Director on September 12, 2007

Related Transactions

Directors Fees:  During the year ended December 31, 2007, the Company charged $3,400 (2006: $18,300) to operations for director fees incurred for services rendered.

Notes Payable and Accrued Interest:  Notes Payable totaled $1,000,000 as at December 31, 2007, representing unsecured loans of $250,000 (8.50%) and $750,000 (8.50%) due to Mr. Harmel S. Rayat, a director and majority shareholder of the Company. During the year ended December 31, 2007, the Company repaid $363,776 to the director and majority shareholder with the accrued interest of $58,109 and received cash proceed of $150,000 from a promissory note dated May 31, 2007 bearing an interest rate of 11.25% per annum. The entire principal and accrued interest is due and payable on demand. Accrued and unpaid interest on these notes as of December 31, 2007, amounted to $241,253 and is included in interest payable - related parties.

The Company has arranged with Mr. Harmel S. Rayat, Chief Financial Officer, Director and majority shareholder of the Company a loan amount up to $2,500,000. Proceeds from the loan, which will be drawn down on an “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development plans, ongoing expenses for salaries, legal and accounting fees and a comprehensive investor relations and branding program, as well as for working capital and other contingencies.

Rent: The Company’s administrative office is located at 1628 West 1st Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises are owned by a private corporation controlled by a director and majority shareholder. The Company pays a monthly rent of C$3,200 effective from April 1, 2006. The Company paid rent of $46,735 (2006: $25,555) for year ended December 31, 2007.

Mr. Harmel S. Rayat is an officer, director and majority stockholder of the Company. He is also an officer, director and majority shareholder of each of HepaLife Technologies, Inc., Entheos Technologies, Inc., Octillion Corp., MicroChannel Technologies Corporation and International Energy, Inc.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

COPIES OF FORM 10-KSB

The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of the Company's most recent Form 10-KSB. Written requests for such copies should be directed to Greg Wujek, President of the Company, at 100 Overlook Drive, 2nd Floor, Princeton, New Jersey 08540.

PHYTOMEDICAL TECHNOLOGIES, INC.
100 Overlook Drive, 2nd Floor
 Princeton, New Jersey, 08540

PROXY FOR 2008 ANNUAL MEETING OF STOCKHOLDERS

This proxy is solicited on behalf of the Board of Directors of PhytoMedical Technologies, Inc.

The undersigned, a stockholder of PhytoMedical Technologies, Inc. (the “Company”) hereby constitutes and appoints each of Mr. Greg Wujek and Mr. Harmel S. Rayat the attorney, agent and proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote and act with respect to all of shares of the Common Stock of the Company standing in name of the undersigned or in respect of which the undersigned is entitled to vote, with all powers of the undersigned would process if personally present at such meeting upon the following matters, and otherwise in his discretion:

		FOR	AGAINST	ABSTENTION
ITEM 1.	To elect directors to serve until the next annual meeting of stockholders or until their successors are elected and have qualified.

	Mr. Greg Wujek	☐	☐	☐
	Mr. Gary Branning	☐	☐	☐
	Mr. Raymond Krauss	☐	☐	☐
	Mr. Harmel S. Rayat	☐	☐	☐
		☐	☐	☐
		☐	☐	☐
ITEM 2.	To ratify the appointment of Peterson Sullivan, PLLC for the fiscal year ending December 31, 2008	☐	☐	☐
		☐	☐	☐
		☐	☐	☐
		☐	☐	☐
ITEM 3.	To transact any such other business as may properly come before the meeting or an adjournment (s) therefore.	☐	☐	☐

If no direction is indicated, this proxy will be voted in the discretion of the proxy holder. Please date, sign and print your name on this proxy exactly as your name appears on your stock certificate and return immediately to the address printed above.

DATED:	SIGNATURE:

NO. OF SHARES:	PRINT NAME:

FORM 10-KSB

☒ ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES    EXCHANGE ACT OF 1934

  For the fiscal year ended December 31, 2007.

OR

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  For the transition period from  ____________________    to   _____________________

 Commission File Number 000-30156

PHYTOMEDICAL TECHNOLOGIES, INC.
AND SUBSIDIARIES
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

87-0429962
(I.R.S Employer Identification No.)

100 OVERLOOK DRIVE, PRINCETON, NEW JERSEY  08540
 (Address of principal executive offices)

(800) 611-3388
(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Exchange Act:

Title of Each Class
Common Stock, $0.00001 par value per share

 Name of Each Exchange on Which Registered
OTC Bulletin Board

Securities registered under Section 12(g) of the Exchange Act:
None

Check whether the issuer is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act. Yes ☐ No ☒

Check whether the registrant: (1) has filed all reports required by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing for the past 90 days. Yes ☒ No ☐

Check if there is no disclosure of delinquent filers in response to Item 405 of Regulation S-B contained in this form, and no disclosure will be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. ☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act) Yes ☐ No ☒

Revenues for its most current fiscal year:  None

Aggregate market value of the voting and non-voting common equity held by non-affiliates computed by reference to the price at which the common equity was sold, or the average bid and asked price of such common equity, as of March 24, 2008: $22,365,941

Number of shares of Common Stock, $0.00001 par value, outstanding as of March 24, 2008: 200,398,290.

Documents incorporated by reference: None.

Transitional Small Business Disclosure Format:  Yes ☐ No ☒

PHYTOMEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES
ANNUAL REPORT ON FORM 10-KSB
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2007

PART I

ITEM 1.  DESCRIPTION OF BUSINESS

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

Except for the historical information presented in this document, the matters discussed in this Form 10-KSB for the fiscal year ending December 31, 2007, and specifically in the items entitled "Management’s Discussion and Analysis or Plan of Operation", or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties.

The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Company. The reader is cautioned that no statements contained in this Form 10-KSB should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 10-KSB. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Company assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Company in this Form 10-KSB and in the Company's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Company's business.

The Company

We are an early stage research based pharmaceutical company focused on the identification, acquisition, development and eventual commercialization of pharmaceutical and nutraceutical compounds and formulations.  Along with our wholly-owned subsidiary, PolyPhenol Technologies Corporation, we are undertaking research efforts targeting diabetes and cancer.

Diabetes Research

Through a sponsored research agreement with Iowa State University (“ISU”), we are working to synthesize certain insulin enhancing (or mimetic) compounds isolated and characterized from cinnamon bark over a ten year period by a team of United States Department of Agriculture (“USDA”) Agricultural Research Service (“ARS”) scientists.  These compounds increase insulin sensitivity by activating key enzymes that stimulate insulin receptors while inhibiting the enzymes that deactivate them.

The primary objectives of our research are to synthesize the active compounds found in cinnamon and characterize their beneficial health effects in cell cultures systems, animals, and ultimately humans. Once active compounds have been synthesized, characterized and tested, we intend to apply for patents for the synthesis and use of such synthetic compounds. Our goal is to develop a pharmacologically approved product that could be ingested orally.

Cancer Research

Pursuant to PhytoMedical’s sponsored research agreement with Dartmouth College (“Dartmouth”), we are synthesizing and testing a novel class of anti-cancer agents which have a ‘cytotoxic’ or poisonous affinity for cancer cells, and are designed to bind tightly to cancer cell DNA (deoxyribonucleic acid), the blueprint of life for the cancer cell. Previous studies conducted by Dartmouth using a mouse cell line, have demonstrated that such binding (or intercalation) should stop the replication of the DNA, and, ultimately, lead to the death of the cancer cell.  Following the preparation of starting materials, researchers will design, synthesize and test new examples of compounds known to bind to DNA, called bis-acridines; these bis-acridines will be tethered to the DNA with both flexible and semi-rigid linking chains.  If successfully synthesized, the compounds will be submitted for evaluation in human cancer cell lines.

Depending on research outcomes, our plans are to fund various in vitro (test tube) and in vivo (animal) experiments that will involve the use of several commercially available human cancer cell lines covering key areas of concern such as glioblastoma (tumors related to the central nervous system, including but not limited to the brain, spinal cord and optic nerve), small cell lung, breast, kidney, pancreatic, and liver cancers.  Our goal, based on the results of both the in vitro and in vivo tests, will involve identification of the key compound(s) that demonstrated the greatest anti-cancer activity per human cancer cell line.

Cachexia and Obesity Research

On August 7, 2007, our subsidiary, PhytoMedical Technologies Corporation, provided 60-days notice of termination of its exclusive worldwide licensing agreement with New York University for certain patented inventions related to pharmacologically active elements of a muira puama plant extract and ion channel modulators from natural sources, thereby discontinuing our previous obesity and cachexia research efforts.

Cooperative and License Agreements

Iowa State University

On February 1, 2007, through our wholly owned subsidiary, PolyPhenol Technologies Corporation, we entered into an expanded sponsored research agreement with ISU. Under terms of the agreement, PhytoMedical will continue to undertake its research at ISU for development of the Company’s novel, synthesized type A-1 ‘polyphenolic’ compounds.

Contractual Obligations to ISU:

Year 1: $62,251 to ISU in four equal quarterly installments , the first of which is due within 30 days of signing of the sponsored research agreement, the second of which is due to ISU 3 months from the previous payment;

Year 2: $70,295 to ISU in four equal quarterly installments, the first of which is due to ISU 3 months from the previous payment; and

Year 3: $72,140 to ISU in four equal quarterly installments, the first of which is due to ISU 3 months from the previous payment.

All rights, title, and interest in any subject invention made solely by us are owned by us, solely by ISU are owned by ISU, owned jointly by the two parties if made by any of the parties. The agreement or parts thereof, is subject to termination at any time by mutual consent.  Any party may unilaterally terminate the entire agreement at any time by giving the other party written notice not less than sixty calendar days prior to the desired termination date.

As at December 31, 2007, we had paid a total of $208,362 under the terms of our agreement with ISU.

License Agreement

On June 12, 2006, through our wholly owned subsidiary, PolyPhenol Technologies Corporation, we entered into an exclusive license agreement with ISU’s Iowa State University Research Foundation Inc. (“ISURF”) to develop, market and distribute novel synthesized compounds derived from type A-1 polyphenols, which have been linked to insulin sensitivity by the USDA's Agricultural Research Service.

Under terms of the agreement, we have to pay to ISURF license fees of $320,000, of which $20,000 is payable (paid) within 30 days of execution of the agreement, $50,000 is payable upon completion of the first successful Phase 2 clinical trial and the remaining $250,000 is payable upon first approval by the regulatory authority on new drug application. In addition, ISURF will receive royalty payments equal to 5% on the net sales of products, except that 3% will apply on the net sales of pharmaceutical products. We will pay a minimum annual royalty of $20,000, $50,000 and $100,000 in calendar years 2010, 2011, 2012 and onwards, respectively. We also have to reimburse ISURF the costs incurred for filing, prosecuting and maintaining the licensed patents together with 15% of the said costs, not exceeding $10,000, as the administration fee. We will administrate the development, regulatory approval and commercialization of the compounds and pursue future collaborative arrangements.

As of December 31, 2007, we paid an aggregate of $20,000 for the license fee and $31,223 for reimbursement of the patent costs and research expenses as per our agreement with ISURF.

Dartmouth Agreement

Pursuant to PhytoMedical’s sponsored research agreement with Dartmouth, we are synthesizing and testing a novel class of anti-cancer agents which have a ‘cytotoxic’ or poisonous affinity for cancer cells, and are designed to bind tightly to cancer cell DNA (deoxyribonucleic acid), the blueprint of life for the cancer cell.  Previous studies conducted by Dartmouth using a mouse cell line, have demonstrated that such binding (or intercalation) should stop the replication of the DNA, and, ultimately, lead to the death of the cancer cell.  Following the preparation of starting materials, researchers will design, synthesize and test new examples of compounds known to bind to DNA, called bis-acridines; these bis-acridines will be tethered to the DNA with both flexible and semi-rigid linking chains.  The compounds will be submitted for evaluation in human cancer cell lines.

Depending on research outcomes, our plans are to fund various in vitro (test tube) and in vivo (animal) experiments that will involve the use of several commercially available human cancer cell lines covering key areas of concern such as glioblastoma (tumors related to the central nervous system, including but not limited to the brain, spinal cord and optic nerve), small cell lung, breast, kidney, pancreatic, and liver cancers.  Our goal, based on the results of both the in vitro and in vivo tests, will involve identification of the key compound(s) that demonstrated the greatest anti-cancer activity per human cancer cell line.

Dartmouth granted us the option of a world-wide, royalty-bearing exclusive license to make, have made, use and sell in the field of oncology, the products embodying or produced through Dartmouth’s previous and future patents and through any joint-inventions related to the agreement, at reasonable terms and conditions as the parties may agree. We will reimburse Dartmouth for all costs associated with obtaining and maintaining Dartmouth’s pre-existing patents related to the subject technology.

As of December 31, 2007, we paid in total of $45,750 for research expenses as per our agreement with Dartmouth.

Employees

At December 31, 2007, the Company employed 1 full-time person and 2 part-time persons. All of our research and development activities are provided on our behalf by scientists and others employed governmental agencies and academic institutions with which we have agreements or by third party providers.  To the best of the Company’s knowledge, none of the Company’s officers or directors is bound by restrictive covenants from prior employers. None of the Company’s employees are represented by labor unions or other collective bargaining groups. We consider relations with our employees to be good. We plan to retain and utilize the services of outside consultants as the need arises.

Risk Factors

We have sought to identify what we believe to be the most significant risks to our business.  However, we cannot predict whether, or to what extent, any of such risks may be realized nor can we guarantee that we have identified all possible risks that might arise. Investors should carefully consider all of such risk factors before making an investment decision with respect to our Common Stock. We provide the following cautionary discussion of risks, uncertainties and possible inaccurate assumptions relevant to our business. These are factors that we think could cause our actual results to differ materially from expected results. Other factors besides those listed here could adversely affect us.

We Have Experienced Significant Losses And Expect Losses To Continue For The Foreseeable Future.

We have yet to establish any history of profitable operations.  We have incurred annual operating losses of $2,190,390 and $3,869,499, respectively, during the past two fiscal years of operation.  As a result, at December 31, 2007, we had an accumulated deficit of $25,060,356.  We had no revenues during the last two fiscal years and we do not expect to generate revenues from our operations for the foreseeable future. Our profitability will require the successful commercialization of products, if any, derived from our ongoing research and development efforts.  No assurances can be given when this will occur or that we will ever be profitable.

We Currently Do Not Have, And May Never Develop, Any Commercialized Products.

We currently do not have any commercialized products or any significant source of revenue. We have invested substantially all of our time and resources over the last three years in the identification, research and development of pharmaceutical and nutraceutical technologies. The technologies, which are the subject of our ongoing research programs, will require additional research, development, clinical evaluation, regulatory approval, significant marketing efforts and substantial additional investment before they can provide us with any revenue. Our efforts may not lead to commercially successful products for a number of reasons, including:

•	we may not be able to obtain regulatory approvals or the approved indication may be narrower than we seek;
•	our technologies or products, if any, derived from our research and development efforts may not prove to be safe and effective in clinical trials;
•
physicians may not receive any reimbursement from third-party payors, or the level of reimbursement may be insufficient to support widespread adoption of any products derived from our research and development efforts;

•	any products that may be approved may not be accepted in the marketplace by physicians or patients;
•	we may not have adequate financial or other resources to complete the development and commercialization of products derived from our research and development efforts;
•	we may not be able to manufacture our products in commercial quantities or at an acceptable cost; and
•	rapid technological change may make our technologies and products derived from those technologies obsolete.

We Will Require Additional Financing To Sustain Our Operations And Without It We Will Not Be Able To Continue Operations.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with the financial statements for the year ended December 31, 2007, relative to our ability to continue as a going concern. Our ability to obtain additional funding will determine our ability to continue as a going concern. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

At December 31, 2007, we had a working capital surplus of $1,190,007.  In September 2007, we received net proceeds of $3,109,500 from a private placement. Although we believe that we have sufficient financial resources and commitments to sustain our current level of research and development activities through the end of 2008, any expansion, acceleration or continuation of such activities (beyond 2008) will require additional capital which may not be available to us, if at all, on terms and conditions that we find acceptable.

The Success Of Our Research And Development Program Is Uncertain And We Expect To Be Engaged In Research And Development Efforts For A Considerable Period Of Time Before We Will Be In A Position, If Ever, To Develop And Commercialize Products Derived From Our Research Program.

We intend to continue with our research and development programs through at least 2008.  There is no assurance that such activities will ultimately lead to development of commercially viable technologies or potential products derived from such technologies. Research and development activities, by their nature, preclude definitive statements as to the time required and costs involved in reaching certain objectives. Actual costs may exceed the amounts we have budgeted and actual time may exceed our expectations.  If our research and development requires more funding than we anticipate, then we may have to reduce technological development efforts or seek additional financing. There can be no assurance that we will be able to secure any necessary additional financing or that such financing would be available to us on favorable terms. Additional financings could result in substantial dilution to existing stockholders. There is no assurance that, even upon completion of our research program, we will ever be able to commercialize products, if any, derived from our research efforts or that we will be able to generate any revenues from operations.

Our Research And Development Program Is In The Preliminary Development Stage And The Results We Attain May Not Prove To Be Adequate For Purposes of Developing and Commercializing Any Products Or Otherwise To Support A Profitable Business Venture.

Our research program is targeting a new technology for diabetes that may improve the efficiency of insulin and an early stage technology for cancer which could have a ‘cytotoxic’ or poisonous effect on cancer cells.  These programs are still in their early phases and we will require significant further research, development, testing and regulatory approvals and significant additional investment before we will be in a position to attempt to commercialize products derived from our research and development programs.

There can be no assurances that our early stage research will be successful. The ultimate results of our ongoing research programs may demonstrate that the technologies being researched by us, both with respect to a compound targeting diabetes and a compound targeting cancer, may be ineffective, unsafe or unlikely to receive necessary regulatory approvals. If such results are obtained, we will be unable to create marketable products or generate revenues and we may have to cease operations.

We have not submitted any products or any technologies that are the subject of, or result from, our research and development activities for regulatory approval or clearances. Even if our research is successful, the process of obtaining necessary U.S. Food and Drug Administration (“FDA”) approvals or clearances can take years and is expensive and full of uncertainties. Additionally, approved products are subject to continuing FDA requirements relating to quality control and quality assurance, maintenance of records, reporting of adverse events and product recalls, documentation, labeling and promotion of medical products.  Compliance with such regulations may prove to be costly and may limit our ability to attain profitable operations.

We Will Not Directly Conduct Any Of Our Research And Development Activities And Therefore We Will Have Minimal Control Over Such Research.

We will rely primarily on ISU, Dartmouth, and third party contract research organizations, to conduct, monitor and assess our research.  We will have no control over the specifics of, and possible direction that the research may take.  Accordingly, there can be no assurance that such organizations will conduct our research in a manner that will lead to the commercialization of any products.

We are also dependent upon the services of certain key collaborating scientific personnel who are not employed by us, including the principal investigator with respect to our ongoing research related to cancer. The loss of this investigator’s services could have a materially adverse effect on us, unless a qualified replacement could be found. We have no control over whether our principal investigators or other scientific personnel will choose to remain involved with our projects. Since these individuals are not bound by contract to us nor employed by us directly, they might move on to other research.

We Are Subject To Substantial Government Regulation Which Could Materially Adversely Affect Our Business.

We have yet to develop any products for submission for regulatory approval. Any such products submitted for approval must undergo rigorous preclinical and clinical testing and an extensive regulatory approval process before they can be marketed. This process makes it longer, harder and more costly to bring any products to market; and, we cannot guarantee that approval will be granted. The pre-marketing approval process can be particularly expensive, uncertain and lengthy. A number of products for which FDA approval has been sought by other companies have never been approved for marketing. In addition to testing and approval procedures, extensive regulations also govern marketing, manufacturing, distribution, labeling and record-keeping procedures. If we do not comply with applicable regulatory requirements, such violations could result in warning letters, non-approval, suspensions of regulatory approvals, civil penalties and criminal fines, product seizures and recalls, operating restrictions, injunctions and criminal prosecution.

Delays in obtaining, or the rejection of necessary approvals by the FDA or other government entity may also adversely affect our business. Such delays or rejection may be encountered due to, among other reasons, government or regulatory delays, lack of efficacy during clinical trials, unforeseen safety issues, slower than expected rate of patient recruitment for clinical trials, inability to follow patients after treatment in clinical trials, inconsistencies between early clinical trial results and results obtained in later clinical trials, varying interpretations of data generated by clinical trials, or changes in regulatory policy during the period of product development in the United States. In the United States more stringent FDA oversight in product clearance and enforcement activities could result in our experiencing longer approval cycles, more uncertainty, greater risk and significantly higher expenses. Even if regulatory approval is granted, this approval may entail limitations on uses for which any such product may be labeled and promoted. It is possible, for example, that we may not receive FDA approval to market any products, based on our research and development program for broader or different applications or to market updated products that represent extensions of any such products.  In addition, we may not receive FDA approval to export products in the future, and countries to which products are to be exported may not approve them for import.

Any manufacturing facilities would also be subject to continual review and inspection. The FDA has stated publicly that compliance with manufacturing regulations will be scrutinized more strictly. A governmental authority may challenge our compliance with applicable federal, state and foreign regulations. In addition, any discovery of previously unknown problems with any of our research and development efforts or products, if any, derived from such research and development, or facilities may result in marketing, sales and manufacturing restrictions, being imposed, as well as possible enforcement actions.

From time to time, legislative or regulatory proposals are introduced that could alter the review and approval process relating to our research and development programs and products, if any, derived from such research.  It is possible that the FDA will issue additional regulations further restricting the sale of products based on our underlying research and development activities. Any change in legislation or regulations that govern the review and approval process relating to our future products, if any, could make it more difficult and costly to obtain approval, or to produce, market, and distribute such products even if approved.

We May Be Required To Comply With Rules Regarding Animal Testing Which May Limit the Success of Our Research And Development Program.

Our research and development efforts involve laboratory animals. We may be adversely affected by changes in laws, regulations or accepted procedures applicable to animal testing or by social pressures that would restrict the use of animals in testing or by actions against our collaborators or us by groups or individuals opposed to such testing.

We May Be Liable For Contamination Or Other Harm Caused By Materials That We Handle And Changes In Environmental Regulations Could Cause Us To Incur Additional Expense.

Our research and development programs do not generally involve the handling of potentially harmful biological materials or hazardous materials, but they may occasionally do so. We, ISU, Dartmouth and our contract research organizations are subject to federal, state and local laws and regulations governing the use, handling, storage and disposal of hazardous and biological materials. If violations of environmental, health and safety laws occur, we could be held liable for damages, penalties and costs of remedial actions. These expenses or this liability could have a significant negative impact on our business, financial condition and results of operations. We may violate environmental, health and safety laws in the future as a result of human error, equipment failure or other causes. Environmental laws could become more stringent over time, imposing greater compliance costs and increasing risks and penalties associated with violations. We may be subject to potentially conflicting and changing regulatory agendas of political, business and environmental groups. Changes to or restrictions on permitting requirements or processes, hazardous or biological material storage or handling might require an unplanned capital investment or relocation. Failure to comply with new or existing laws or regulations could harm our business, financial condition and results of operations.

Even If We Were To Obtain Regulatory Approval In The Future For Any Products Derived From Our Ongoing Research Efforts, We Currently Lack Sales and Marketing Experience and Will Need To Rely On Third Parties For Such Services.

Our ability to achieve profitability is dependent in part on ultimately obtaining regulatory approvals for products, if any, that are derived from our research and development efforts and then entering into agreements for the commercialization of any such products. There can be no assurance that such regulatory approvals will be obtained or such agreements will be entered into. The failure to obtain any such necessary regulatory approvals or to enter into any such necessary agreements could delay or prevent us from achieving profitability and would have a material adverse effect on the business, financial position and results of our operations. Further, there can be no assurance that our operations will become profitable even if products, if any, that are derived from our research and development efforts, are commercialized.

If FDA and other approvals are eventually obtained with respect to any products derived from our research and development efforts and submitted for approval, we expect to market and sell such products through distribution, co-marketing, co-promotion or sublicensing arrangements with third parties.  We have no experience in sales, marketing or distribution of pharmaceutical or nutraceutical products and our current management and staff is not trained in these areas.  To the extent that we enter into distribution, co-marketing, co-promotion or sublicensing arrangements for the marketing and sale of any such products, any revenues received by us will be dependent on the efforts of third parties.  If any of such parties were to breach or terminate their agreement with us or otherwise fail to conduct marketing activities successfully and in a timely manner, the commercialization of any products derived from our research and development efforts would be delayed or terminated.

We May Not Be Able To Attract And Retain Qualified Personnel Either As Employees Or As Consultants And, Without Such Personnel We May Not Be Successful In The Commercialization Of The Results Of Our Ongoing Research And Development Efforts.

Competition for qualified employees among companies in the pharmaceutical and nutraceutical industries is intense. Our future success depends upon our ability to attract, retain and motivate highly skilled employees. Our present management has no clinical or other experience in the development of pharmaceutical and nutraceutical products. Attracting desirable employees will require us to offer competitive compensation packages, including stock options. In order to successfully complete our research and development efforts and to commercialize the results of such efforts or the products, if any, derived from our research and development program, we must substantially expand our personnel, particularly in the areas of clinical trial management, regulatory affairs, business development and marketing. There can be no assurance that we will be successful in hiring or retaining qualified personnel. Managing the integration of new personnel and our growth generally could pose significant risks to our development and progress. The addition of such personnel may result in significant changes in our utilization of cash resources and our development schedule.

We Expect To Operate In A Highly Competitive Market; We May Face Competition From Large, Well-Established Companies With Significant Resources, And Against Which We May Not Be Able To Compete Effectively.

Our commercial success will depend on our ability and the ability of our sublicensees, if any, to compete effectively in product development areas such as, but not limited to, safety, efficacy, ease of use, patient or customer compliance, price, marketing and distribution. There can be no assurance that competitors will not succeed in developing products that are more effective than any products derived from our research and development efforts or that would render such products obsolete and non-competitive.

The pharmaceutical and nutraceutical industries are characterized by intense competition, rapid product development and technological change. Most of the competition that we encounter will come from companies, research institutions and universities who are researching and developing technologies and products similar to or competitive with any we may develop.

These companies may enjoy numerous competitive advantages, including:

•	significantly greater name recognition;
•	established relations with healthcare professionals, customers and third-party payors;
•	established distribution networks;
•	additional lines of products, and the ability to offer rebates, higher discounts or incentives to gain a competitive advantage;
•	greater experience in conducting research and development, manufacturing, clinical trials, obtaining regulatory approval for products, and marketing approved products; and
•	greater financial and human resources for product development, sales and marketing, and patent litigation.

As a result, we may not be able to compete effectively against these companies or their products.

We May Become Subject To Claims Of Infringement Or Misappropriation Of The Intellectual Property Rights Of Others, Which Could Prohibit Us From Commercializing Products Based On Our Research And Development Program, Require Us To Obtain Licenses From Third Parties Or To Develop Non-Infringing Alternatives, And Subject Us To Substantial Monetary Damages And Injunctive Relief.

We do not have any patents regarding any of our research and development activities. We may not be able to assert any rights, under our sponsored research agreements, to any patents held by ISURF or Dartmouth. Third parties could, in the future, assert infringement or misappropriation claims against us with respect to our current research and development program or future products, if any, derived from our research and development program. Whether a product infringes a patent involves complex legal and factual issues, the determination of which is often uncertain. Therefore, we cannot be certain that we have not infringed the intellectual property rights of such third parties.

Any infringement or misappropriation claim could cause us to incur significant costs, could place significant strain on our financial resources, divert management’s attention from our business and harm our reputation. If the relevant patents were upheld as valid and enforceable and we were found to infringe, we could be prohibited from continuing our research and development activities and from marketing or selling products, if any, derived from our research efforts unless we could obtain licenses to use the technology covered by the patent or are able to design around the patent. We may be unable to obtain a license on terms acceptable to us, if at all, and we may not be able to commercialize any products. A court could also order us to pay compensatory damages for such infringement, plus prejudgment interest and could, in addition, treble the compensatory damages and award attorney fees. These damages could be substantial and could harm our reputation, business, financial condition and operating results. Depending on the nature of the relief ordered by the court, we could become liable for additional damages to third parties.

Failure To Obtain Third Party Reimbursement For Products, If Any, Derived From Our Research And Development Efforts Could Limit Our Potential Revenue.

In the United States, success in obtaining payment for a new product from third parties, such as insurers, depends greatly on the ability to present data which demonstrates positive outcomes and reduced utilization of other products or services, as well as cost data which shows that treatment costs using the new product are equal to or less than what is currently covered for other products. If we are unable to obtain favorable third party reimbursement and patients are unwilling or unable to pay for such products or services out-of-pocket, it could limit our revenue and harm our business.

Mr. Harmel S. Rayat, Our Secretary, Treasurer, Chief Financial Officer, Principal Accounting Officer, And  Director, Is Able To Substantially Influence All Matters Requiring Approval By Our Stockholders, Including The Election Of Directors.

As of March 24, 2008, Mr. Harmel S. Rayat, beneficially owned approximately 59% of our outstanding common stock. Accordingly, he will be able to substantially influence all matters requiring approval by our stockholders, including the election of directors. Our Articles of Incorporation do not provide for cumulative voting in the election of directors and, therefore, although they are able to vote, our other stockholders should not expect to be able to elect any directors to our Board of Directors.

We Rely On Management, The Loss Of Whose Services Could Have A Material Adverse Effect On Our Business.

We rely upon the services of our Board of Directors and management, in particular those of our President and Chief Executive Officer, Mr. Greg Wujek, and those of our Chief Financial Officer, Mr. Harmel Rayat; the loss of the services of either Mr. Wujek or Mr. Rayat could have a material adverse affect on our business and prospects.  Competition for qualified personnel to serve in a senior management position is intense.  If we are not able to retain our directors and management, or attract other qualified personnel, we may not be able to fully implement our business strategy; failure to do so would have a materially adverse impact on our future prospects.

Other than our employment agreement with our President, Mr. Greg Wujek, we currently have no employment agreements with any of our officers and directors imposing any specific condition on our officers and directors regarding their continued employment by us. Our officers and directors are also officers, directors and employees of other companies, and we may have to compete with such other companies for their time, attention and efforts.

Except for Mr. Wujek, who is employed on a full time basis by us, none of our officers and directors is expected to spend more than approximately five (5%) of their time on our business affairs.  We do not maintain key man insurance on any of our directors or officers.

Our Stock Price Historically Has Been And May Continue To Be Highly Volatile.

The market price of our common stock has been and is expected to continue to be highly volatile. Factors, many of which are beyond our control, include, in addition to other risk factors described in this section, the announcements of technological innovations by us or other companies, regulatory matters, new or existing products or procedures, concerns about our financial position, operating results, litigation, government regulation, developments or disputes relating to agreements, patents or proprietary rights, and general economic, industry and market conditions may have a significant impact on the market price of our stock. In addition, potential dilutive effects of future sales of shares of common stock by our stockholders  (including the Selling Stockholders pursuant to this prospectus) and by us, and subsequent sale of common stock by the holders of warrants and options, could have an adverse effect on the market price of our shares.

Volatility in the market price for particular companies has often been unrelated or disproportionate to the operating performance of those companies. Broad market factors may seriously harm the market price of our common stock, regardless of our operating performance. In addition, securities class action litigation has often been initiated following periods of volatility in the market price of a company’s securities. A securities class action suit against us could result in substantial costs, potential liabilities, and the diversion of management’s attention and resources. To the extent our stock price fluctuates and/or remains low, it could cause you to lose some or all of your investment and impair our ability to raise capital through the offering of additional equity securities.

Our Common Shares Are Thinly Traded, So You May Be Unable To Sell At Or Near Ask Prices Or At All If You Need To Sell Your Shares To Raise Money Or Otherwise Desire To Liquidate Your Shares.

Our common shares have historically been sporadically or “thinly-traded” on the OTCBB, meaning that the number of persons interested in purchasing our common shares at or near ask prices at any given time may be relatively small or non-existent. This situation is attributable to a number of factors, including the fact that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume, and that even if we came to the attention of such persons, they tend to be risk-averse and would be reluctant to follow an unproven company such as ours or purchase or recommend the purchase of our shares until such time as we became more seasoned and viable. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. We cannot give you any assurance that a broader or more active public trading market for our common shares will develop or be sustained, or that current trading levels will be sustained.

The Trading Price Of Our Common Stock May Not Reflect Its Value.

The trading price of our common stock has, from time to time, fluctuated widely and in the future may be subject to similar fluctuations. The trading price may be affected by a number of factors including the risk factors set forth herein, as well as our operating results, financial condition, general conditions in the biopharmaceutical industry, market demand for our common stock, various other events or factors both in and out of our control. In addition, the sale of our common stock into the public market upon the effectiveness of this registration statement could put downward pressure on the trading price of our common stock. In recent years, broad stock market indices, in general, and smaller capitalization companies, in particular, have experienced substantial price fluctuations. In a volatile market, we may experience wide fluctuations in the market price of our common stock. These fluctuations may have a negative effect on the market price of our common stock.

Our Common Stock Is A Penny Stock And Because “Penny Stock” Rules Will Apply, You May Find It Difficult To Sell The Shares Of Our Common Stock You Acquired.

Our common stock is a “penny stock” as that term is defined under Rule 3a51-1 of the Securities Exchange Act of 1934. Generally, a “penny stock” is a common stock that is not listed on a national securities exchange and trades for less than $5.00 a share. Prices often are not available to buyers and sellers and the market may be very limited. Penny stocks in start-up companies are among the riskiest equity investments. Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the U.S. Securities & Exchange Commission. The document provides information about penny stocks and the nature and level of risks involved in investing in the penny stock market. A broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser, and obtain the purchaser’s written agreement to the purchase. Many brokers choose not to participate in penny stock transactions. Because of the penny stock rules, there is less trading activity in penny stock and you are likely to have difficulty selling your shares.

We Do Not Intend To Pay Dividends For The Foreseeable Future.

We currently intend to retain future earnings, if any, to support the development and expansion of our business and do not anticipate paying cash dividends in the foreseeable future. Our payment of any future dividends will be at the discretion of our Board of Directors after taking into account various factors, including but not limited to our financial condition, operating results, cash needs, growth plans and the terms of any credit agreements that we may be a party to at the time. Accordingly, investors must rely on sales of their common stock after price appreciation, which may never occur, as the only way to realize their investment. Investors seeking cash dividends should not purchase the shares offered by us pursuant to this prospectus.

ITEM 2.  DESCRIPTION OF PROPERTY

The Company's corporate office is located at 100 Overlook Drive, 2nd Floor, Princeton, New Jersey, 08540.  The Company’s administrative office is located at 1628 West First Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises in Vancouver, British Columbia are owned by a private corporation controlled by a director and majority shareholder.

ITEM 3.  LEGAL PROCEEDINGS

The Company is not party to any current legal proceedings.

ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no matters submitted to a vote of the security holders in the fourth quarter of 2007. It is our intention to schedule a shareholder’s meeting to elect directors and transact any additional business in the second or third quarter of 2008.

PART II

ITEM 5.  MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company's Common Stock is listed on the OTC Bulletin Board under the symbol "PYTO". The following table sets forth the high and low sale prices for the periods indicated:

	High	Low
First Quarter 2006	$1.54	$0.96
Second Quarter 2006	$1.34	$0.63
Third Quarter 2006	$0.63	$0.38
Fourth Quarter 2006	$0.88	$0.39

First Quarter 2007	$0.55	$0.36
Second Quarter 2007	$0.50	$0.32
Third Quarter 2007	$0.50	$0.27
Fourth Quarter 2007	$0.47	$0.28

January 1, 2008 – March 24, 2008	$0.42	$0.21

As of March 24, 2008, there were approximately 296 stockholders of record of the Company's Common Stock.

Dividend Policy

We do not have a history of paying dividends on our Common Stock, and there can be no assurance that we will pay any dividends in the foreseeable future. We intend to use any earnings, which may be generated, to finance the growth of our businesses. Our Board of Directors has the right to authorize the issuance of preferred stock, without further shareholder approval, the holders of which may have preferences over the holders of the Common Stock as to payment of dividends.

Securities Authorized for Issuance Under Equity Compensation Plans

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans(excluding securities reflected in column (a)) (c)

Equity compensation plans approved by security holders	2,000,000	$0.52	20,275,000

Equity compensation plans not approved by security holders

Total	2,000,000	$0.52	20,275,000

ITEM 6.   MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

The following discussion should be read in conjunction with the financial statements and notes thereto included in Item 7 of this Form 10-KSB. Except for the historical information contained herein, the discussion in this Annual Report on Form 10-KSB contains certain forward-looking statements that involve risk and uncertainties, such as statements of the Company's plans, objectives, expectations and intentions as of the date of this filing. The cautionary statements made in this document should be read as being applicable to all related forward-looking statements wherever they appear in this document. The Company's actual results could differ materially from those discussed here. Factors that could cause differences include those discussed in "Risk Factors", as well as discussed elsewhere herein.

Overview

We are an early stage research based pharmaceutical company focused on the identification, acquisition, development and eventual commercialization of pharmaceutical and nutraceutical compounds and formulations. Along with our wholly-owned subsidiary, PolyPhenol Technologies Corporation, we are engaged in research efforts targeting diabetes and cancer.

Currently, through a sponsored research agreement with Iowa State University, we are working to synthesize certain insulin enhancing (or mimetic) compounds isolated and characterized from cinnamon bark over a ten year period by a team of USDA Agricultural Research Service scientists.  These compounds increase insulin sensitivity by activating key enzymes that stimulate insulin receptors while inhibiting the enzymes that deactivate them.

In addition, pursuant to PhytoMedical’s sponsored research agreement with Dartmouth College, we are synthesizing and testing a novel class of anti-cancer agents which have a ‘cytotoxic’ or poisonous affinity for cancer cells, and are designed to bind tightly to cancer cell DNA (deoxyribonucleic acid), the blueprint of life for the cancer cell, thereby stopping the replication of the DNA, which in turn precludes the growth of the cancer cells and should ultimately lead to their demise.

Results of Operations

Revenues:  The Company generated revenues of $0 for the years ended December 31, 2007 and December 31, 2006.

General and Administrative Expenses:  During 2007, the Company incurred $2,043,211 in general and administrative expenses, a decrease of 39% over 2006 expenses of $3,322,303.  The decrease is primarily attributable to decreases in research and development and the investor relations expenses.

Interest Income:  Interest income was $35,029 and $16,930 for the years ended December 31, 2007, and 2006, respectively. Interest earned in the future will be dependent on Company funding cycles and prevailing interest rates.

Provision for Income Taxes:  As of December 31, 2007, the Company's accumulated deficit was $25,060,356 and as a result, there has been no provision for income taxes to date.

Net Loss:  For the year ended December 31, 2007, the Company recorded a net loss of $2,155,361, a decrease of 44%, compared to a net loss of $3,852,569 for the same period in 2006. The decrease is primarily attributable to decreases in research and development and the investor relations expenses.

Liquidity and Capital Resources

At December 31, 2007, the Company had a cash balance of $2,434,230 compared to a cash balance of $386,457 at December 31, 2006.

During 2007, the Company used $1,074,205 of net cash from operating activities, a decrease of 54%, as compared to net cash flows used by operating activities of $2,331,943 in 2006, primarily due to decreases in net loss and accounts payable.

Net cash flows used in investing activities was $3,747 for 2007, compared to $21,367 for 2006, due to a license fee in 2006.

Net cash provided by financing activities was $3,125,724 for 2007 compared to $2,675,997 for 2006. The Company has financed its operations primarily from cash on hand, through loans from shareholders, proceeds from stock option and warrant exercises, through the common stock purchase agreement with Fusion Capital and through a private placement.

During the year ended December 31, 2007, Fusion Capital has purchased 533,091 (2006: 2,855,342) shares of the Company for total proceeds of $230,000 (2006: $2,630,998).

Plan of Operation

Currently, through a sponsored research agreement with ISU we are working to synthesize certain insulin enhancing (or mimetic) compounds isolated and characterized from cinnamon bark over a ten year period by a team of USDA Agricultural Research Service scientists.  These compounds increase insulin sensitivity by activating key enzymes that stimulate insulin receptors while inhibiting the enzymes that deactivate them.

In addition, pursuant to PhytoMedical’s sponsored research agreement with Dartmouth, we are synthesizing and testing a novel class of anti-cancer agents which have a ‘cytotoxic’ or poisonous affinity for cancer cells, and are designed to bind tightly to cancer cell DNA, the blueprint of life for the cancer cell, thereby stopping the replication of the DNA, which in turn precludes the growth of the cancer cells and should ultimately lead to their demise.

In September 2007, we received net proceeds of $3,109,500 from a private placement. Although we believe that we have sufficient financial resources and commitments to sustain our current level of research and development activities through the end of 2008, any expansion, acceleration or continuation of such activities (beyond 2008) will require additional capital which may not be available to us, if at all, on terms and conditions that we find acceptable.

Due to the "start up" nature of the Company's business, the Company expects to incur losses as the Company conducts its ongoing research and product development programs. We will require additional funding to continue our research and product development programs, to conduct preclinical studies and clinical trials, for operating expenses, to pursue regulatory approvals for our product candidates, for the costs involved in filing and prosecuting patent applications and enforcing or defending patent claims, if any, for any possible acquisitions or new technologies, and we may require additional funding to establish manufacturing and marketing capabilities in the future. We may seek to access the public or private equity markets whenever conditions are favorable. We may also seek additional funding through strategic alliances and other financing mechanisms. We cannot assure you that adequate funding will be available on terms acceptable to us, if at all. If adequate funds are not available, we may be required to curtail significantly one or more of our research or development programs or obtain funds through arrangements with collaborators or others. This may require us to relinquish rights to certain of our technologies or product candidates. To the extent that we are unable to obtain third-party funding for such expenses, we expect that increased expenses will result in increased losses from operations. We cannot assure you that we will successfully develop our products under development or that our products, if successfully developed, will generate revenues sufficient to enable us to earn a profit.

Related Party Transactions

Directors Fees:  During the year ended December 31, 2007, the Company charged $3,400 (2006: $18,300) to operations for director fees incurred for services rendered.

Notes Payable and Accrued Interest:  Notes Payable totaled $1,000,000 as at December 31, 2007, representing unsecured loans of $250,000 (8.50%) and $750,000 (8.50%) due to Mr. Harmel S. Rayat, a director and majority shareholder of the Company. During the year ended December 31, 2007, the Company repaid $363,776 to the director and majority shareholder with the accrued interest of $58,109 and received cash proceed of $150,000 from a promissory note dated May 31, 2007 bearing an interest rate of 11.25% per annum. The entire principal and accrued interest is due and payable on demand. Accrued and unpaid interest on these notes as of December 31, 2007, amounted to $241,253 and is included in interest payable - related parties.

The Company has arranged with Mr. Harmel S. Rayat, Chief Financial Officer, Director and majority shareholder of the Company a loan amount up to $2,500,000. Proceeds from the loan, which will be drawn down on an “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development plans, ongoing expenses for salaries, legal and accounting fees and a comprehensive investor relations and branding program, as well as for working capital and other contingencies.

Rent: The Company’s administrative office is located at 1628 West 1st Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises are owned by a private corporation controlled by a director and majority shareholder. The Company pays a monthly rent of C$3,200 effective from April 1, 2006. The Company paid rent of $46,735 (2006: $25,555) for year ended December 31, 2007.

Mr. Harmel S. Rayat is an officer, director and majority stockholder of the Company. He is also an officer, director and majority shareholder of each of HepaLife Technologies, Inc., Entheos Technologies, Inc., Octillion Corp., MicroChannel Technologies Corporation and International Energy, Inc.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

Going Concern

The Company has incurred net operating losses since inception. The Company faces all the risks common to companies in their early stages of development, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. The Company’s recurring losses raise substantial doubt about its ability to continue as a going concern.  The Company’s financial statements do not reflect any adjustments that might result from the outcome of this uncertainty. The Company expects to incur losses from its business operations and may require additional funding during 2008. The satisfaction of our cash hereafter will depend in large part on the Company’s ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

To meet these objectives, the Company has completed a private placement for net proceeds of $3,109,500 during September 2007. Management believes that its current and future plans enable it to continue as a going concern. The Company's ability to achieve these objectives cannot be determined at this time. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

ITEM 7.  FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
PhytoMedical Technologies, Inc.
Princeton, New Jersey

We have audited the accompanying consolidated balance sheets of PhytoMedical Technologies, Inc. and Subsidiaries ("the Company") as of December 31, 2007 and 2006, and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PhytoMedical Technologies, Inc. and Subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has experienced recurring losses from operations since inception, and has a substantial accumulated deficit.  These conditions raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans regarding these matters are also described in Note 1.  The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/S/ PETERSON SULLIVAN PLLC

March 28, 2008
Seattle, Washington

PHYTOMEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2007 AND 2006

(Expressed in U.S. Dollars)	2007	2006

ASSETS
Current assets
Cash	$2,434,230	$386,457
Prepaid expenses	-	4,788

Total current assets	2,434,230	391,245

Property and Equipment, Net (Note 3)	3,917	9,621
Intangible asset - Licence fee (Note 6)	20,000	20,000

Total assets	$2,458,147	$420,866

LIABILITIES
Current
Accounts payable and accrued liabilities	$2,970	$194,027
Interest payable - related parties (Note 4)	241,253	193,847
Promissory notes - related party (Note 4)	1,000,000	1,213,776

Total liabilities	1,244,223	1,601,650

Commitments and Contingencies (Note 5,6,7,8)

STOCKHOLDERS' EQUITY (DEFICIENCY)

Stockholders' Equity (Deficiency)
Preferred stock: $0.25 par value; Authorized: 1,000,000 Issued and outstanding: nil	-	-
Common stock: $0.00001 par value; Authorized: 300,000,000 Issued and outstanding: 200,398,290 (2006: 189,181,866)	2,004	1,892
Additional paid-in capital	26,272,275	21,722,319
Accumulated other comprehensive income	1	-
Accumulated deficit	(25,060,356)	(22,904,995)

Total stockholders' equity (deficiency)	1,213,924	(1,180,784)

Total liabilities and stockholders' equity (deficiency)	$2,458,147	$420,866

(The accompanying notes are an integral part of these consolidated financial statements)

PHYTOMEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
for the years ended December 31, 2007 and 2006

(Expressed in U.S. Dollars)	2007	2006

Revenue	$-	$-

Expenses
Directors fees - related party (Note 4)	3,400	18,300
Investor relations	127,545	999,894
Interest expense - related party	105,515	112,403
Other operating expenses	1,806,751	2,191,706
Research and development costs (Notes 5, 6, 7 and 8)	147,179	547,196
	2,190,390	3,869,499

Operating loss	(2,190,390)	(3,869,499)

Other income
Interest income	35,029	16,930

Net loss available to common shareholders	$(2,155,361)	$(3,852,569)

Loss per common share - basic and diluted	$(0.01)	$(0.02)

Weighted average number of common shares outstanding - basic and diluted	192,516,914	187,496,408

(The accompanying notes are an integral part of these consolidated financial statements)

PHYTOMEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
for the years ended December 31, 2007 and 2006

	Common Stock		Additional paid-in	Accumulated	Comprehensive	Accumulated other comprehensive	Total Stockholders'
(Expressed in U.S. Dollars)	Shares	Amount	capital	deficit	loss	income	Deficiency

Balance, December 31, 2005	185,137,412	$1,851	$17,113,055	$(19,052,426)	-	-	$(1,937,520)

Common stock issued for cash	4,044,454	41	3,165,956	-	-	-	3,165,997

Stock based compensation expenses	-	-	1,443,308	-	-	-	1,443,308

Net loss, year ended December 31, 2006	-	-	-	(3,852,569)	(3,852,569)	-	(3,852,569)

					$(3,852,569)
Balance, December 31, 2006	189,181,866	$1,892	$21,722,319	$(22,904,995)		-	$(1,180,784)

Common stock issued for cash	533,091	5	229,995	-	-	-	230,000

Common stock issued for cash, net	10,683,333	107	1,910,713	-	-	-	1,910,820

Issuance of warrants with common stock	-	-	1,175,167	-	-	-	1,175,167

Issuance of warrants to broker as commission	-	-	23,513				23,513

Stock based compensation expenses	-	-	1,210,568	-	-	-	1,210,568

Foreign currency translation adjustment					1	1	1

Net loss, year ended December 31, 2007	-	-	-	(2,155,361)	(2,155,361)	-	(2,155,361)

Balance, December 31, 2007	200,398,290	$2,004	$26,272,275	$(25,060,356)	$(2,155,360)	$1	$1,213,924

(The accompanying notes are an integral part of these consolidated financial statements)

PHYTOMEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
for the years ended December 31, 2007 and 2006

(Expressed in U.S. Dollars)	2007	2006

Cash flows from operating activities
Net loss	$(2,155,361)	$(3,852,569)
Adjustments to reconcile net loss to net cash from operating activities
Accrued interest expense to stockholder	-	60,619
Amortization and depreciation	9,451	10,627
Stock based compensation	1,210,568	1,443,308
Change in non-cash working capital items:
Decrease (Increase) in prepaid expenses	4,788	(4,788)
Increase (Decrease) in accounts payable	(191,057)	80,694
Increase (decrease) interest payable - related party	47,406	(69,834)
Net cash used in operating activities	(1,074,205)	(2,331,943)

Cash flows from investing activities
Additions to property and equipment	(3,747)	(1,367)
Additions to intangible assets	-	(20,000)
Net cash used in operating activities	(3,747)	(21,367)

Cash flows from financing activities
Proceeds from issuance of common stocks and warrants	3,339,500	3,165,997
Repayment of loan from related party	(363,776)	(490,000)
Proceeds of loan from related party	150,000	-
Net cash provided by financing activities	3,125,724	2,675,997

Effect of foreign exchange rate	1	-

Increase in cash	2,047,773	322,687

Cash, beginning of year	386,457	63,770
Cash, end of year	$2,434,230	$386,457

Supplemental disclosure of cash flow information:
Interest paid in cash	$58,282	$52,728
Income tax paid in cash	$-	$-

(The accompanying notes are an integral part of these consolidated financial statements)

PHYTOMEDICAL TECHNOLOGIES, INC. AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2007
(Expressed in US Dollars)

Note 1 - Organization and Nature of Operations

PhytoMedical Technologies, Inc. (the “Company”), a Nevada Corporation, has an authorized capital of 301,000,000 shares of which 300,000,000 shares are $0.00001 par value common stock and 1,000,000 shares are $0.25 par value preferred stock.

The Company, together with its subsidiaries, is an early stage research based pharmaceutical company focused on the identification, acquisition, development and eventual commercialization of pharmaceutical and nutraceutical compounds and formulations.

The Company has incurred net operating losses since inception. The Company faces all the risks common to companies that are relatively new, including under capitalization and uncertainty of funding sources, high initial expenditure levels, uncertain revenue streams, and difficulties in managing growth. The Company’s recurring losses raise substantial doubt about its ability to continue as a going concern. The Company’s financial statements do not reflect any adjustments that might result from the outcome of this uncertainty. Although we believe that we have sufficient financial resources and commitments to sustain our current level of research and development activities through the end of 2008, any expansion, acceleration or continuation of such activities (beyond 2008) will require additional capital which may not be available to us, if at all, on terms and conditions that we find acceptable. The future of the Company hereafter will depend in large part on the Company’s ability to successfully raise capital from external sources to pay for planned expenditures and to fund operations.

To meet these objectives, the Company has arranged with Mr. Harmel S. Rayat, Chief Financial Officer, Director and majority shareholder of the Company a loan amount up to $2,500,000. Proceeds from the loan, which will be drawn down on an “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development plans, ongoing expenses for salaries, legal and accounting fees and a comprehensive investor relations and branding program, as well as for working capital and other contingencies. On September 25, 2007, the Company also completed a private placement of the sale of 10,683,333 units at a price of $0.30 per unit or $3,205,000 in the aggregate. Management believes that its current and future plans enable it to continue as a going concern. The Company's ability to achieve these objectives cannot be determined at this time. These financial statements do not give effect to any adjustments which would be necessary should the Company be unable to continue as a going concern and therefore be required to realize its assets and discharge its liabilities in other than the normal course of business and at amounts different from those reflected in the accompanying financial statements.

Note 2 – Significant Accounting Policies

(a) Principles of Accounting

These financial statements are stated in U.S. Dollars and have been prepared in accordance with accounting principles generally accepted in the United States of America.

(b) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of PhytoMedical Technologies, Inc., its subsidiaries, PhytoMedical Technologies Corp. and PolyPhenol Technologies Corp., both of which were incorporated under the laws of the State of Nevada and PhytoMedical Technologies Ltd., which was incorporated in British Columbia, Canada on April 11, 2007.  All significant inter-company transactions and accounts have been eliminated in consolidation.

(c) Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Management makes its best estimate of the ultimate outcome for these items based on historical trends and other information available when the financial statements are prepared. Changes in estimates are recognized in accordance with the accounting rules for the estimate, which is typically in the period when new information becomes available to management. Actual results could differ from those estimates.

(d) Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The Company did not have any cash equivalents for the years ended December 31, 2007 and 2006. The Company occasionally has cash deposits in excess of insured limits. The Company places its cash and cash equivalents with high credit quality financial institutions.

(e) Equipment and Depreciation

Equipment is initially recorded at cost and is depreciated under the straight-line method over its estimated useful life as follows:

Computer equipment	2 years
Office equipment	2 years

Repairs and maintenance costs are charged to operations as incurred.

(f) Research and Development Costs

Research and development costs are expensed as incurred.

(g) Fair Value of Financial Instruments

Fair value of financial instruments is made at a specific point in time, based on relevant information about financial markets and specific financial instruments.  As these estimates are subjective in nature, involving uncertainties and matters of significant judgment, they cannot be determined with precision.  Changes in assumptions can significantly affect estimated fair values.

The carrying value of cash, accounts payable and accrued liabilities, interest payable - related parties, and promissory notes - related parties approximates their fair value because of the short-term nature of these instruments.

(h) Impairment and Disposal of Long-Lived Assets

Long-lived assets are reviewed for impairment when circumstances indicate the carrying value of an asset may not be recoverable in accordance with the  guidance established in Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. For assets that are to be held and used, an impairment loss is recognized when the estimated undiscounted cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value. Fair values are determined based on discounted cash flows or internal and external appraisals, as applicable. Assets to be disposed of are carried at the lower of carrying value or estimated net realizable value.

(i) Income Taxes

The Company accounts for income taxes under the provisions of SFAS No. 109, “Accounting for Income Taxes”. Under SFAS No. 109, deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce deferred income tax assets to the amount expected to be realized.

(j) Earnings (Loss) Per Share

Basic earnings (loss) per share is based on the weighted average number of common shares outstanding. Diluted earnings (loss) per share is based on the weighted average number of common shares outstanding and dilutive common stock equivalents. Basic earnings (loss) per share is computed by dividing income (loss)  (numerator) applicable to common stockholders by the weighted average number of common stocks outstanding (denominator) for the period. All earnings (loss) per share amounts in the financial statements are basic earnings (loss) per share, as defined by SFAS No. 128, “Earnings Per Share”. Diluted earnings (loss) per share does not differ materially from basic earnings per share for all periods presented. Convertible securities that could potentially dilute basic earnings (loss) per share in the future, such as options and warrants, are not included in the computation of diluted earnings (loss) per share because to do so would be anti-dilutive.

(k) Stock-Based Compensation

The Company accounts for stock-based compensation under SFAS No. 123(R) “Share-Based Payment”, which requires measurement of compensation cost for all stock-based awards at fair value on the date of grant and recognition of compensation over the service period for awards expected to vest. The fair value of stock options is determined using the Black-Scholes valuation model.

(l) Comprehensive Income (Loss)

The Company has adopted SFAS No. 130, “Reporting Comprehensive Income”, which establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  The Company is disclosing this information on its Statements of Changes in Stockholders' Equity (Deficiency). Comprehensive income (loss) comprises all equity changes except those resulting from investments by owners and distributions to owners.

(m) Foreign Currency Translations

The Company maintains both U.S. Dollar and Canadian Dollar bank accounts at a financial institution in Canada. Foreign currency transactions are translated into their functional currency, which is U.S. Dollar, in the following manner:

At the translation date, each asset, liability, revenue and expense is translated into the functional currency by the use of the exchange rate in effect at that date. At the period end, monetary assets and liabilities are translated into U.S. Dollars by using the exchange rate in effect at that date. There are no subsidiaries using a functional currency other than the U.S. Dollar at December 31, 2006 and 2005. Transaction gains and losses that arise from exchange rate fluctuations are included in the results of operations.

(n) Intangible Assets

The Company adopted the SFAS No. 142, “Goodwill and Other Intangible Assets”, which requires that goodwill and intangible assets with indefinite life to not be amortized but rather tested at least annually for impairment.  Intangible assets with a definite life are required to be amortized over its useful life.

The intangible asset is not amortized but management performs an annual review for possible impairment in the fourth calendar quarter of each year.  No impairment was recognized based on the evaluations performed.

(o) Related Party Transactions

A related party is generally defined as (i) any person that holds 10% or more of the Company’s securities and their immediate families, (ii) the Company’s management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties (See Note 4).

(p) New Accounting Pronouncements

In December 2007, the FASB issued SFAS No. 141(R), "Business Combinations" ("SFAS 141(R)"), which replaces SFAS No. 141. SFAS No. 141(R) establishes principles and requirements for how an acquirer recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, any non-controlling interest in the acquiree and the goodwill acquired. The Statement also establishes disclosure requirements which will enable users to evaluate the nature and financial effects of the business combination. SFAS 141(R) is effective for fiscal years beginning after December 15, 2008. The adoption of SFAS 141(R) will have an impact on accounting for business combinations once adopted, but the effect is dependent upon acquisitions at that time.

In December 2007, the FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements - an amendment of Accounting Research Bulletin No. 51" ("SFAS 160"), which establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, the amount of consolidated net income attributable to the parent and to the non-controlling interest, changes in a parent's ownership interest and the valuation of retained non-controlling equity investments when a subsidiary is deconsolidated. The Statement also establishes reporting requirements that provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the non-controlling owners. SFAS 160 is effective for fiscal years beginning after December 15, 2008. The adoption of SFAS 160 will not have an impact on the Company.

Note 3 – Equipment

	2007	2006

Computer equipment	$6,040	$2,293
Office equipment	19,613	19,613
	25,653	21,906
Less: accumulated depreciation	(21,736)	(12,285)
	$3,917	$9,621

Depreciation expenses charged to operations for the year ended December 31, 2007 were $9,451 (2006: $10,627).

Note 4 - Related Party Transactions

Directors Fees:  During the year ended December 31, 2007, the Company charged $3,400 (2006: $18,300) to operations for director fees incurred for services rendered.

Notes Payable and Accrued Interest:  Notes Payable totaled $1,000,000 as at December 31, 2007, representing unsecured loans of $250,000 (8.50%) and $750,000 (8.50%) due to Mr. Harmel S. Rayat, a director and majority shareholder of the Company. During the year ended December 31, 2007, the Company repaid $363,776 to the director and majority shareholder with the accrued interest of $58,109 and received cash proceed of $150,000 from a promissory note dated May 31, 2007 bearing an interest rate of 11.25% per annum. The entire principal and accrued interest is due and payable on demand. Accrued and unpaid interest on these notes as of December 31, 2007, amounted to $241,253 and is included in interest payable - related parties.

The Company has arranged with Mr. Harmel S. Rayat, Chief Financial Officer, Director and majority shareholder of the Company a loan amount up to $2,500,000. Proceeds from the loan, which will be drawn down on an “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development plans, ongoing expenses for salaries, legal and accounting fees and a comprehensive investor relations and branding program, as well as for working capital and other contingencies.

Rent: The Company’s administrative office is located at 1628 West 1st Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises are owned by a private corporation controlled by a director and majority shareholder. The Company pays a monthly rent of C$3,200 effective from April 1, 2006. The Company paid rent of $46,735 (2006: $25,555) for year ended December 31, 2007.

Mr. Harmel S. Rayat is an officer, director and majority stockholder of the Company. He is also an officer, director and majority shareholder of each of HepaLife Technologies, Inc., Entheos Technologies, Inc., Octillion Corp., MicroChannel Technologies Corporation and International Energy, Inc.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

Note 5 – Cooperative Agreements

New York University (NYU)

On July 29, 2004, PhytoMedical Technologies Corporation (“PTC”), a wholly owned subsidiary of the Company, Inc., entered into an exclusive worldwide licensing agreement with New York University (“NYU”) for certain patented inventions (“NYU Patents”) related to pharmacologically active elements of a muira puama plant extract and ion channel modulators from natural sources.

In connection with the licensing agreement, PTC granted to each of NYU and Dr. Bruce Cherksey, a NYU scientist and inventor of the NYU Patents, an option to acquire, for a period of two years from July 29, 2004, a number of shares equal to 12.5% of the outstanding common stock of PTC on a fully diluted basis. The option was exercised by Dr. Cherksey on May 30, 2006. On June 30, 2006, NYU and PhytoMedical Technologies Corporation agreed to extend the option to July 20, 2008.  All other terms and conditions of the option agreement will remain in full force and effect.

This combined 25% equity position may not be diluted until a total of $1,825,000, after deduction of all related financing costs, has been invested to further develop the technology. Thereafter, NYU and Dr. Cherksey will be diluted pari passu with other equity holders of PTC.

On December 10, 2007, the licensing agreement with NYU was terminated. The Company paid in total of $2,212 as per agreement with NYU.

USDA's Agricultural Research Service and Iowa State University

On December 1, 2004, PolyPhenol Technologies Corporation (“PolyPhenol”), a wholly owned subsidiary of the Company, entered into a three year, three-way Cooperative Research and Development Agreement with the USDA's Agricultural Research Service and Iowa State University. PolyPhenol committed to providing $666,366 in research funding to the ARS and $186,865 to ISU.

Effective February 1, 2007, the Company terminated its CRADA agreement with the USDA’s Agricultural Research Service and Iowa State University in favor of moving all development to a true pharmaceutical contract research organization to expedite and prepare for a future Investigational New Drug (“IND”) filing.

As at December 31, 2007, the Company paid in total of $640,819 as per agreement with ARS.

Iowa State University

Effective February 1, 2007, the Company, through its wholly owned subsidiary, PolyPhenol Technologies Corporation, entered into an expanded sponsored research agreement with Iowa State University (ISU). Under terms of the agreement, PhytoMedical will continue to undertake its research at ISURF for development of the Company’s novel, synthesized type A-1 ‘polyphenolic’ compounds.

Contractual Obligations under the Agreement are as follows:

Year 1: $62,251 to ISU in 4 quarterly installments, the first of which is due within 30 days of signing of the sponsored research agreement, the second of which is due to ISU 3 months from the previous payment;

Year 2: $70,295 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment; and

Year 3: $72,140 to ISU in 4 quarterly installments, the first of which is due to ISU 3 months from the previous payment.

All rights, title, and interest in any subject invention made solely by the Company are owned by the Company, solely by ISU are owned by ISU, owned jointly by the two parties if made by any of the parties.

The Agreement or parts thereof, is subject to termination at any time by mutual consent.  Any party may unilaterally terminate the entire agreement at any time by giving the other parties written notice not less than sixty calendar days prior to the desired termination date.

As at December 31, 2007, the Company paid in total of $208,362 as per agreement with ISU.

Note 6 – License Agreement

On June 12, 2006, the Company, through its wholly owned subsidiary, PolyPhenol Technologies Corporation, entered into an exclusive license agreement with Iowa State University Research Foundation Inc. to develop, market and distribute novel synthesized compounds derived from type A-1 polyphenols.

Under terms of the agreement, the Company has to pay to ISURF license fees of $320,000, of which $20,000 is payable (paid) within 30 days of execution of the agreement, $50,000 is payable upon completion of the first successful Phase 2 clinical trial and the remaining $250,000 is payable upon first approval by the regulatory authority on new drug application. In addition, ISURF will receive royalty payments equal to 5% on the net sales of products, except that 3% will apply on the net sales of pharmaceutical products. The Company will pay a minimum annual royalty of $20,000, $50,000 and $100,000 in calendar year 2010, 2011, 2012 and onwards, respectively. The Company also has to reimburse ISURF the cost incurred for filing, prosecuting and maintaining the licensed patents together with 15% of the said costs, not exceeding $10,000, as the administration fee. The Company will administrate the development, regulatory approval and commercialization of the compounds and pursue future collaborative arrangements.

As of December 31, 2007, the Company paid in total of $20,000 for the license fee and $31,223 for reimbursement of the patent costs and research expenses as per agreement with ISURF.

Note 7 – Development Agreements

The Company entered into two development agreements with Ricerca BioSciences (“Ricerca”), to begin developmental work on the Company’s BDC-03 compound for cachexia.

As at December 31, 2007, the Company paid in total of $65,058 as per the two agreements with Ricerca.

Note 8 – Research Agreement

On May 25, 2007, the Company entered into a Research Agreement with Dartmouth College, in the area of cancer research, specifically furthering research and development of anti-tumor bis-acridines. Dartmouth grants the Company the option of a world-wide, royalty-bearing exclusive license under Dartmouth Pre-existing Patent Rights and Know-How to make, have made, use and sell in the field of oncology, the products embodying or produced through the use of Dartmouth’s Patent Rights, at reasonable terms and condition as the parties may agree. Dartmouth also grants the Company the option of a world-wide, royalty-bearing exclusive license under Dartmouth Patent Rights and  Know-How, and Joint Patent Rights, to make, have made, use and sell in the field of oncology, the products embodying or produced through the use of Dartmouth's or joint inventions, at reasonable terms and conditions as the parties may agree.

The Company will reimburse Dartmouth for all costs associated with obtaining and maintaining Dartmouth Pre-existing Patent Rights. As of December 31, 2007, the Company paid in total of $45,750 for research expenses as per agreement with Dartmouth.

Note 9 – Common Stock

Fusion Capital

On July 8, 2005, the Company entered into a Common Stock Purchase Agreement (“Purchase Agreement”) and a Registration Rights Agreement (“Registration Agreement”) with Fusion Capital Fund II, LLC (“Fusion Capital”). Pursuant to the terms of the Purchase Agreement, the Company had to issue to Fusion Capital 863,724 shares (issued) of its common stock, which Fusion has agreed to hold for twenty-five months. Fusion Capital has agreed to purchase from the Company up to $10,000,000 of the Company’s common stock over a twenty-five month period. Pursuant to the terms of the Registration Agreement, the Company has filed a registration statement (the “Registration Statement”) with the Securities and Exchange Commission covering shares which may be purchased by Fusion Capital under the Purchase Agreement.

On May 29, 2007, the Company and Fusion Capital mutually terminated the Common Stock Purchase Agreement. The Company did not incur any termination costs as a result of mutually terminating this Agreement.

During the year ended December 31, 2007, Fusion Capital has purchased 533,091 (2006: 2,855,342) shares of the Company for total proceeds of $230,000 (2006: $2,630,998).

Private Placement

On September 25, 2007, the Company completed a private placement of the sale of 10,683,333 units (the "Units") at a price of $0.30 per Unit (the "Unit Issue Price") or $3,205,000 in the aggregate. The Units were offered and sold to accredited investors (the “Investors”) as defined in Regulation D as promulgated under the Securities Act of 1933, as amended.

Each Unit consisted of one share (collectively, the “Unit Shares”) of the Company’s common stock and one Class A Callable Warrant to purchase a share of common stock at $0.40 per share for a period of three years from the date of issuance (the “Warrants”).  The Company filed a registration statement which was approved by the regulatory authority for registering the Unit Shares and the shares issuable upon the exercise of the Warrants, for resale by the Investors.

The Warrants are callable if the Company’s common stock trades at a price of $0.70 or higher for 10 consecutive trading days on the OTCBB.

The Company paid the agent the following:

(a) $10,000 as a non-accountable expense fee;

(b)	$85,500 as cash commissions related to the sale of the Units; and
(c)	a warrant to purchase up to 213,750 shares at a price of $0.40 having the same terms and conditions as the Warrants.

Note 10 - Stock Options

As of December 31, 2007, the Company had an active stock option plan that provides shares available for options granted to employees, directors and others. Options granted to employees under the Company’s option plans generally vest over two to five years or as otherwise determined by the plan administrator. Options to purchase shares expire no later than ten years after the date of grant.

The movement of stock options can be summarized as follows:

			Remaining	Aggregate
		Weighted average	contractual	intrinsic
	Number of options	exercise price	term	value

Outstanding, December 31, 2005	9,275,000	$0.68
Granted	4,250,000	0.89
Cancelled	(2,250,000)	1.22
Outstanding, December 31, 2006	11,275,000	0.65
Cancelled	(9,275,000)	0.68
Outstanding, December 31, 2007	2,000,000	0.52	8.59 years	$-

Exercisable at December 31, 2007	-

Available for grant at December 31, 2007	20,275,000

The aggregate intrinsic value in the table above represents the total pretax intrinsic value for all “in-the-money” options (i.e. the difference between the Company’s closing stock price on the last trading day of the period and the exercise price, multiplied by the number of shares) that would have been received by the option holders had all option holders exercised their options on December 31, 2007. The changes of the amount is based on the fair market value of the Company’s stock.

A summary of the Company’s unvested stock options and changes during the years ended December 31, 2007 and 2006 is as follows:

		Fair value
	Shares	per share

Unvested January 1, 2007	2,000,000	$0.48
Granted	-	-
Cancelled	-	-
Unvested at December 31, 2007	2,000,000	0.48

During the year ended December 31, 2007, compensation expenses of $1,210,568 (2006: $1,443,308) were recognized for options previously granted which is included in other operating expenses in the consolidated statement of operations. As of December 31, 2007, the Company had $13,624 of total unrecognized compensation cost related to unvested stock options, which is expected to be recognized over a period of one year.

The options outstanding and exercisable as of December 31, 2007 can be summarized as follows:

	Outstanding			Exercisable
		Weighted
	Number	Average	Weighted	Number	Weighted
Range of	Outstanding at	Remaining	Average	Exercisable at	Average
Exercise	December 31,	Contractual	Exercise	December 31,	Exercise
Prices	2007	Life (Years)	Price	2007	Price

$0.52	2,000,000	8.59	$0.52	-	$-

The Company does not repurchase shares to fulfill the requirements of options that are exercised. Further, the Company issues new shares when options are exercised.

Note 11 - Warrants

As of December 31, 2007, there were 10,897,081 warrants outstanding (Note 9). Each warrant entitles the holder to purchase one share of the common stock of the Company at an exercise price of $0.40 per share until September 25, 2010. The fair value of the 10,897,081 warrants issued on September 25, 2007 was $1,198,680 and was estimated using the Black-Scholes option pricing model with assumptions as follows:

Risk free interest rate	4.09%
Expected life of the conversion feature in years	3.0 years
Expected volatility	86.45%
Dividend per share	$0.00

The Warrants are callable if the Company’s common stock trades at a price of $0.70 or higher for 10 consecutive trading days on the OTCBB.

Note 12 - Income Taxes

There is no current or deferred tax expense for the years ended December 31, 2007 and 2006, due to the Company's loss position. The Company has fully reserved for any benefits of these losses. The deferred tax consequences of temporary differences in reporting items for financial statement and income tax purposes are recognized, as appropriate. Realization of the future tax benefits related to the deferred tax assets is dependent on many factors, including the Company's ability to generate taxable income within the net operating loss carry-forward period. Management has considered these factors in reaching its conclusion as to the valuation allowance for financial reporting purposes and has recorded a 100% valuation allowance against the deferred tax asset.

The income tax effect, utilizing a 34% income tax rate, of temporary differences giving rise to the deferred tax assets and deferred tax liabilities is a result of the following:

	2007	2006

Deferred tax assets:
Net operating loss carryforwards	$6,475,000	$6,192,000
Other	355,000	305,000
Stock based compensation	902,000	490,000
Valuation allowance	(7,732,000)	(6,987,000)
Net deferred tax assets	$-	$-

The 2007 increase in the valuation allowance was $745,000 (2006:  $1,277,000).

The Company has available net operating loss carry-forwards of approximately $20,368,000 for tax purposes to offset future taxable income, which expires commencing 2008 through to the year 2027. Pursuant to the Tax Reform Act of 1986, annual utilization of the Company’s net operating loss carry-forwards may be limited if a cumulative change in ownership of more than 50% is deemed to occur within any three-year period.   The tax years 2005 through 2007 remain open to examination by federal agencies and other jurisdictions of which the Company operates.

A reconciliation between the statutory federal income tax rate (34%) and the effective rate of income tax expense for each of the years during the years ended December 31 follows:

	2007	2006

Statutory federal income tax rate	-34%	-34%
Valuation allowance	34%	34%
Effective income tax rate	0%	0%

ITEM 8: CHANGE IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

We have had no disagreements with our registered independent public accountants with respect to accounting practices, procedures or financial disclosure.

ITEM 8a(T): CONTROLS AND PROCEDURES

Evaluation of Disclosure Controls and Procedures

We maintain disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) that are designed to be effective in providing reasonable assurance that information required to be disclosed in our reports under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the United States Securities and Exchange Commission, and that such information is accumulated and communicated to our management to allow timely decisions regarding required disclosure.

In designing and evaluating disclosure controls and procedures, management recognizes that any controls and procedures, no matter how well designed and operated, can provide only reasonable, not absolute assurance of achieving the desired objectives. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty and that breakdowns can occur because of simple error or mistake. The design of any system of controls is based, in part, upon certain assumptions about the likelihood of future events and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

As of the end of the period covered by this report, we carried out an evaluation, under the supervision and with the participation of management, including our chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures. Based upon that evaluation, management concluded that our disclosure controls and procedures are effective as of December 31, 2007 to cause the information required to be disclosed by us in reports that we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods prescribed by United States Securities and Exchange Commission, and that such information is accumulated and communicated to management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Evaluation of and Report on Internal Control over Financial Reporting

Management is responsible for establishing and maintaining adequate internal control over financial reporting of the Company. Management, with the participation of our chief executive officer and chief financial officer, has evaluated the effectiveness of our internal control over financial reporting as of December 31, 2007 based on the criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations (COSO). Based on this evaluation, management concluded that, as of December 31, 2007, our internal control over financial reporting is effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles.

This annual report does not include an attestation report of the Company's independent registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's independent registered public accounting firm pursuant to temporary rules of the SEC that permit the Company to provide only management's report in this annual report.

There have been no changes in internal controls, or in factors that could significantly affect internal controls, subsequent to the date that management, including the Chief Executive Officer and the Chief Financial Officer, completed their evaluation.

ITEM 8b: OTHER INFORMATION

None.

ITEM 9: DIRECTORS AND EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS; COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Set forth below is certain information regarding each of the directors and officers of the Company:

Greg Wujek – President, Chief Executive Officer, Director

Mr. Greg Wujek earned his Bachelor’s degree in Science from Illinois State University in 1986.  From November 2000 to May 2005, Mr. Wujek was employed by Andrx Laboratories.  During his tenure at Andrx Laboratories, Mr. Wujek managed a team of over 450 individuals, and held several positions, including Vice President of Business Development, Vice President of Sales, as well as Vice President of Managed Care. During June 2005 to September 2005, Mr. Wujek performed independent consulting services for branded pharmaceutical companies.  Consulting services ranged from sales management training, optimizing sales, managed care, and sales operations.  From September 2005 to March 2006, Mr. Wujek was employed by Savient Pharmaceuticals,  where he held the position of Vice President, Sales, and was responsible for sales, operations, training, and managed care.  Mr. Wujek joined the Company as President, Chief Executive Officer and Director on April 3, 2006.

Gary Branning – Director

Mr. Branning received his Bachelor of Science degree in Business Administration from Wagner College, on Staten Island, NY, and an MBA in finance from Fairleigh Dickinson University. In 2001, Mr. Branning joined Pharmacia Corporation.  Mr. Branning was the Executive Director of Managed Markets Marketing for Pharmacia Corporation.  The Marketing Unit of the Managed Markets Marketing of Pharmacia was a service organization focused on the development of brand programs, value added services and health management programs in managed markets.  In 2003, Mr. Branning joined Managed Market Resources, a health care consulting and medical communications company as Managing Partner and Senior Vice President of Managed Market Resources.  Mr. Branning’s responsibilities included strategic consulting, new product development, business development, and executing Managed Market Resource’s sales and marketing plans. Mr. Branning joined the Company as a Director on September 13, 2006.

Raymond Krauss – Director

Mr. Raymond Krauss, earned his B.S. in Biology from North Central College, Naperville, IL in 1984 and his M.S. in Physiology (emphasis on Cardiovascular Health) from Benedictine University, Lisle, IL in 1986.  In March 2001 through March 2005, Mr. Krauss became a partner in Argavest, Inc., a regional leader in quality respiratory and critical care refurbished equipment, where he served as Vice President of Business Development.  In March 2005, Mr. Krauss launched RK Capital Group, an international medical equipment sales organization, where he continues to serve as President and Owner.  In July 2007, Mr. Raymond Krauss acquired the Illinois/Wisconsin office of HealthCare Recruiters International, the only executive search firm in the United States dedicated exclusively to the healthcare sector, where he serves as President and Owner.  Mr. Krauss joined the Company as a Director on October 11, 2007.

Harmel S. Rayat - Secretary, Treasurer, Chief Financial Officer, Director

Mr. Rayat has been in the brokerage and venture capital industry since 1981. Between January 1993 and April 2001, Mr. Rayat served as the president of Hartford Capital Corporation, a company that provided financial consulting services to a wide range of emerging growth corporations. From April 2001 through January 2002, Mr. Rayat acted as an independent consultant advising small corporations and since January 2002, he has been president of Montgomery Asset Management Corporation, a privately held firm providing financial consulting services to emerging growth corporations. Mr. Rayat has served, and continues to serve, as a director, officer and majority shareholder of a number of publicly traded and privately held corporations, including, HepaLife Technologies, Inc., Entheos Technologies, Inc., Octillion Corp., and International  Energy, Inc. Mr. Rayat has served as one of our directors since December 4, 2000. In 2002, Mr. Rayat was appointed secretary and treasurer. On August 12, 2005, Mr., Rayat was appointed our president and chief executive and financial officer, as well as our principal accounting officer.  On April 3, 2006, Mr. Rayat resigned as president and chief executive officer. On September 13, 2006, Mr. Rayat was appointed secretary and treasurer.

There are no family relationships among or between any of our officers and directors.

During the past five years, except as set forth below, none of our directors, executive officers, promoters or control persons has been:

(a)  the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(b)  convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)  subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

(d)  found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

Mr. Harmel S. Rayat, EquityAlert.com, Inc., Innotech Corporation and Mr. Bhupinder S. Mann, a former part-time employee of ours (collectively the “respondents”), consented to a cease-and-desist order pursuant to Section 8A of the Securities Act of 1933. The matter related to the public resale by EquityAlert of securities received as compensation from or on behalf of issuers for whom EquityAlert and Innotech provided  public relation and stock advertising services; Mr. Rayat was the president of Innotech and Equity Alert was the wholly-owned subsidiary of Innotech at the time.

The U.S. Securities & Exchange Commission contended and alleged that Equity Alert had received the securities from persons controlling or controlled by the issuer of the securities, or under direct or indirect common control with such issuer with a view toward further distribution to the public; as a result, the U.S. Securities & Exchange Commission further alleged that the securities that Equity Alert had received  were restricted securities, not exempt from registration, and hence could not be resold to the public within a year of their receipt absent registration; and, accordingly,  the U.S. Securities & Exchange Commission further alleged, since Equity Alert effected the resale within a year of its acquisition of the securities, without registration, such resale violated Sections 5(a) and 5(c) of the Securities Act.

Without admitting or denying any of the findings and/or allegations of the U.S. Securities & Exchange Commission the respondents agreed, on October 23, 2003 to cease and desist, among other things, from committing or causing any violations and any future violations of Section 5(a) and 5(c) of the Securities Act of 1933.  EquityAlert.com, Inc. and Innotech Corporation agreed to pay disgorgement and prejudgment interest of $31,555.14.

Compliance With Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to Section 16(a). Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2007, the Section 16(a) filing requirements applicable to its directors and executive officers were satisfied.

ITEM 10:  EXECUTIVE COMPENSATION

Remuneration and Executive Compensation

The following table shows, for the three-year period ended December 31, 2007, the cash compensation paid by the Company, as well as certain other compensation paid for such year, to the Company's Chief Executive Officer and the Company's other most highly compensated executive officers. Except as set forth on the following table, no executive officer of the Company had a total annual salary and bonus for 2007 that exceeded $100,000.

Summary Compensation Table

					Securities
					Underlying
Name and					Options	All Other
Principal Position	Year	Salary	Bonus	Other	Granted	Compensation

Greg Wujek	2007	$225,000	$0	$0	0	$0
President, CEO	2006	$161,250	$0	$0	2,000,000	$0
and Director	2005	$0	$0	$0	0	$0

Harmel S. Rayat	2007	$0	$0	$0	0	$0
Secretary, Treasurer	2006	$0	$0	$3,900	0	$0
and Director	2005	$0	$0	$1,800	0	$0

Gary Branning	2007	$0	$0	$3,400	0	$0
Director	2006	$0	$0	$1,200	0	$0
	2005	$0	$0	$0	0	$0

Raymond Krauss	2007	$0	$0	$600	0	$0
Director	2006	$0	$0	$0	0	$0
	2005	$0	$0	$0	0	$0

Rick Henson (1)	2007	$0	$0	$2,550	0	$0
Director	2006	$0	$0	$1,200	0	$0
	2005	$0	$0	$0	0	$0

Indy Panchi (2)	2007	$0	$0	$0	0	$0
Former Director	2006	$0	$0	$2,850	0	$0
	2005	$0	$0	$2,400	0	$0

Derek Cooper (3)	2007	$0	$0	$0	0	$0
Former Secretary,	2006	$0	$0	$2,850	0	$0
Treasurer and Director	2005	$0	$0	$1,800	0	$0

(1)  Mr. Rick Henson resigned as a Director on September 12, 2007

(2)  Mr. Indy Panchi resigned as a Director on September 13, 2006

(3)  Mr. Derek Cooper resigned as a Secretary, Treasurer and Director on September 13, 2006

Stock Option Grants in Last Fiscal Year

Shown below is further information regarding employee stock options awarded during 2007 to the named officers and directors:

	Number of	% of Total
	Securities	Options Granted
	Underlying	to Employees	Exercise	Expiration
Name	Options	in 2007	Price ($/sh)	Date
Greg Wujek	0	0	n/a	n/a
Harmel Rayat	0	0	n/a	n/a
Gary Branning	0	0	n/a	n/a
Raymond Krauss	0	0	n/a	n/a
Rick Henson (1)	0	0	n/a	n/a

(1)  Mr. Rick Henson resigned as a Director on September 12, 2007

Aggregated Option Exercises During Last Fiscal Year and Year End Option Values

The following table shows certain information about unexercised options at year-end with respect to the named officers and directors:

	Common Shares Underlying Unexercised		Value of Unexercised In-the-money
	Options on December 31, 2007		Options on December 31, 2007
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Greg Wujek	0	2,000,000	0	$600,000
Harmel Rayat	0	0	0	0
Gary Branning	0	0	0	0
Raymond Krauss	0	0	0	0
Rick Henson (1)	0	0	0	0

(1)  Mr. Rick Henson resigned as a Director on September 12, 2007

Changes in Control

There are no understandings or agreements, aside from the transaction completed and described under “Certain Relationships and Related Transactions,” known by management at this time which would result in a change in control of the Company.  If such transactions are consummated, of which there can be no assurance, the Company may issue a significant number of shares of capital stock which could result in a change in control and/or a change in the Company’s current management.

ITEM 11:  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 24, 2008, the beneficial ownership of the Company's Common Stock by each director and executive officer of the Company and each person known by the Company to beneficially own more than 5% of the Company's Common Stock outstanding as of such date and the executive officers and directors of the Company as a group.

Person or Group	Number of Shares of Common Stock	Percent

Harmel S. Rayat (1)	117,561,471	59%
216-1628 West First Avenue
Vancouver, B.C. V6J 1G1 Canada

Greg Wujek (2)	2,000,000	0%
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540

Gary Branning	0	0%
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540

Raymond Krauss	0	0%
100 Overlook Drive, 2nd Floor
Princeton, NJ 08540

Vancouver, B.C. V6J 1G1 Canada

Directors and Executive Officers	119,561,471	59%
as a group (6 persons)

(1) Includes 31,300 shares held by Tajinder Chohan, Mr. Rayat's wife. Additionally, other members of Mr. Rayat's family hold shares and share purchase warrants. Mr. Rayat disclaims beneficial ownership of the shares and share purchase warrants beneficially owned by his wife and other family members.

(2) 2,000,000 stock options were granted on August 1, 2006, which may be acquired pursuant to options granted and exercisable under the Company's stock option plans.

ITEM 12:  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Directors Fees:  During the year ended December 31, 2007, the Company charged $3,400 (2006: $18,300) to operations for director fees incurred for services rendered.

Notes Payable and Accrued Interest:  Notes Payable totaled $1,000,000 as at December 31, 2007, representing unsecured loans of $250,000 (8.50%) and $750,000 (8.50%) due to Mr. Harmel S. Rayat, a director and majority shareholder of the Company. During the year ended December 31, 2007, the Company repaid $363,776 to the director and majority shareholder with the accrued interest of $58,109 and received cash proceed of $150,000 from a promissory note dated May 31, 2007 bearing an interest rate of 11.25% per annum. The entire principal and accrued interest is due and payable on demand. Accrued and unpaid interest on these notes as of December 31, 2007, amounted to $241,253 and is included in interest payable - related parties.

The Company has arranged with Mr. Harmel S. Rayat, Chief Financial Officer, Director and majority shareholder of the Company a loan amount up to $2,500,000. Proceeds from the loan, which will be drawn down on an “as needed basis” at a rate of prime plus 3%, will fund the Company’s research and development plans, ongoing expenses for salaries, legal and accounting fees and a comprehensive investor relations and branding program, as well as for working capital and other contingencies.

Rent: The Company’s administrative office is located at 1628 West 1st Avenue, Suite 216, Vancouver, British Columbia, Canada, V6J 1G1. These premises are owned by a private corporation controlled by a director and majority shareholder. The Company pays a monthly rent of C$3,200 effective from April 1, 2006. The Company paid rent of $46,735 (2006: $25,555) for year ended December 31, 2007.

Mr. Harmel S. Rayat is an officer, director and majority stockholder of the Company. He is also an officer, director and majority shareholder of each of HepaLife Technologies, Inc., Entheos Technologies, Inc., Octillion Corp., MicroChannel Technologies Corporation and International Energy, Inc.

All related party transactions are recorded at the exchange amount established and agreed to between related parties and are in the normal course of business.

ITEM 13:  EXHIBITS

(a)  The following exhibits are filed as part of this Annual Report:

31.1	Certification of the Chief Executive Officer pursuant to Rule 13a-14(a)

31.2	Certification of the Chief Financial Officer pursuant to Rule 13a-14(a)

32.1	Certification by the Chief Executive Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

32.2	Certification by the Chief Financial Officer pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(b)  During the Company’s fourth fiscal quarter, there were no reports filed on Form 8-K

October 17, 2007: On October 11, 2007, the Company appointed Mr. Raymond Krauss to its Board of Directors.

December 18, 2007: By letter dated December 11, 2007, we received confirmation from NYU confirming that the License Agreement between PhytoMedical and NYU dated June 29, 2004, and all rights granted to PhytoMedical therein, was terminated effective December 10, 2007.

ITEM 14: PRINCIPAL ACCOUNTANT FEES AND SERVICES

firm of Ernst & Young, LLP served as the Company's independent accountants from May 5, 2005 until their dismissal in March 2006. The firm of Peterson Sullivan, PLLC currently serves as the Company’s independent accountants.  The Board of Directors of the Company, in its discretion, may direct the appointment of different public accountants at any time during the year, if the Board believes that a change would be in the best interests of the stockholders.  The Board of Directors has considered the audit fees, audit-related fees, tax fees and other fees paid to the Company's accountants, as disclosed below, and had determined that the payment of such fees is compatible with maintaining the independence of the accountants.

Audit Fees:  The aggregate  fees,  including  expenses,  billed by the Company's principal accountant in connection with the audit of our consolidated  financial statements  for the most recent  fiscal year and for the review of our financial information  included in our Annual  Report on Form  10-KSB and our  quarterly reports on Form  10-QSB  during the fiscal  years  ending  December  31, 2007 and December 31, 2006 were $21,939 and $9,851 respectively.

Tax  fees:  The aggregate fees billed to the Company for tax compliance, tax advice and tax  planning by the Company’s principal accountant for fiscal 2007 and 2006 were $0.

All Other Fees: The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year 2007 and 2006 were $0.

The Company does not currently have an audit committee.

SIGNATURES

Pursuant to the requirements of Sections 13 or 15 (d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned,  thereunto duly  authorized on this 28th day of March, 2008.

PhytoMedical Technologies, Inc.

/s/ Greg Wujek
Greg Wujek
President and CEO

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons  on  behalf of the registrant and in capacities and on the dates indicated.

Signature	Title	Date

/s/ Greg Wujek	President, Chief Executive	March 28, 2008
Greg Wujek	Officer and Director

/s/ Harmel S. Rayat	Secretary, Treasurer,	March 28, 2008
Harmel S. Rayat	Chief Financial Officer,
Principal Accounting Officer
and Director

/s/ Gary Branning	Director	March 28, 2008
Gary Branning

/s/ Raymond Krauss	Director	March 28, 2008
Raymond Krauss